SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           CHROMCRAFT REVINGTON, INC.
                           --------------------------
                (Name of Registrant as Specified in Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[X] No fee required.
[ ] $125 per Exchange Act Rule O-11(c)(1)(ii), 14a-6(i)(l), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

1) Title of each class of securities to which transaction applies:
   Not applicable
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   Not applicable
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   Not applicable
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   Not applicable
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[ ] Fee paid previously by written preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:  Not applicable
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                                                     --------------------------

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    4) Date Filed:  Not applicable
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

                           CHROMCRAFT REVINGTON, INC.
                          1100 North Washington Street
                              Delphi, Indiana 46923

                         -------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD WEDNESDAY, JUNE 5, 2002

                         -------------------------------


To the Stockholders of Chromcraft Revington, Inc.:

     The annual meeting of stockholders of Chromcraft Revington, Inc. will be held on Wednesday, June 5, 2002 at 9:00 a.m., local time, at the Canterbury Hotel, 123 South Illinois Street, Indianapolis, Indiana for the following purposes:

     1.   To elect six directors;

     2. To approve the amended and restated Chromcraft Revington Short Term Executive Incentive Plan;

     3. To approve the amended and restated Chromcraft Revington Long Term Executive Incentive Plan;

     4.   To approve the Chromcraft Revington Directors' Stock Option Plan; and

     5. To transact such other business as may properly come before the annual meeting of stockholders and any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 15, 2002 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting of stockholders.

     Whether or not you plan to attend the annual meeting, you are urged to complete, date and sign the enclosed proxy and return it promptly in the envelope provided so that your shares are represented and voted at the annual meeting.


                                    By Order of the Board of Directors,

                                    Frank T. Kane
                                    Vice President-Finance,
                                    Chief Financial Officer,
                                    Secretary and Treasurer


April 30, 2002

                           CHROMCRAFT REVINGTON, INC.
                          1100 North Washington Street
                              Delphi, Indiana 46923

                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------

                               GENERAL INFORMATION

         This proxy statement is furnished to the stockholders of Chromcraft Revington, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the annual meeting of stockholders of the Company to be held Wednesday, June 5, 2002 at 9:00 a.m., local time, at the Canterbury Hotel, 123 South Illinois Street, Indianapolis, Indiana, and at any and all adjournments or postponements of such meeting. This proxy statement and accompanying form of proxy were first mailed to stockholders of the Company on or about April 30, 2002.

         The cost of soliciting proxies will be borne by the Company. In addition to use of the mail, proxies may be solicited personally or by telephone by directors, officers and certain employees of the Company who will not be specially compensated for such soliciting. The Company also will request brokerage houses, nominees, custodians and fiduciaries to forward the proxy solicitation materials relating to the annual meeting to the beneficial owners of the Company's common stock and will reimburse such institutions for the cost of forwarding the material.

         Any stockholder giving a proxy has the right to revoke it at any time before the proxy is exercised. Revocation may be made by written notice delivered to the Secretary of the Company, by executing and delivering to the Company a proxy bearing a later date or by attending and voting at the annual meeting.

         The shares represented by proxies received by the Company will be voted as instructed by the stockholders giving the proxies. In the absence of specific instructions, proxies will be voted as follows:

          o "FOR" the election as directors of the six persons named as nominees in this proxy statement;

          o "FOR" the approval of the amended and restated Chromcraft Revington Short Term Executive Incentive Plan;

          o "FOR" the approval of the amended and restated Chromcraft Revington Long Term Executive Incentive Plan; and

          o "FOR" the approval of the Chromcraft Revington Directors' Stock Option Plan.

         If for any reason any director nominee becomes unable or unwilling to serve, the persons named as proxies in the accompanying form of proxy will have authority to vote for a substitute nominee. Any other matters that may properly come before the annual meeting will be acted upon by the persons named as proxies in the accompanying form of proxy in accordance with their best judgment.

         The principal executive office of the Company is located at 1100 North Washington Street, Delphi, Indiana 46923.

                                VOTING SECURITIES

         The Company has one class of capital stock outstanding consisting of common stock. On April 15, 2002, the Company had 6,022,990 shares of common stock outstanding and entitled to vote. There are no other outstanding securities of the Company entitled to vote. The close of business on April 15, 2002 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof.

         Each share of common stock of the Company is entitled to one vote, exercisable in person or by proxy. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the annual meeting. Shares voting, abstaining or withholding authority to vote on any matter at the annual meeting will be counted as present for purposes of determining a quorum. Broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more of the director nominees will result in those nominees receiving fewer votes. In counting the votes with respect to the plans, abstentions will have the same effect as votes against the matter and shares that are the subject of a broker non-vote will be deemed to be not voted and have no effect on the outcome of the vote. Assuming a quorum is present at the annual meeting, the election of directors will be determined by a plurality of the votes cast and action on the plans or any other matters to properly come before the meeting must be approved by the affirmative vote of a majority of the shares present in person or by proxy.


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

                         ITEM 1 - ELECTION OF DIRECTORS

         Six directors are to be elected to hold office for a term of one year and until the next annual meeting at the time their respective successors are elected and qualified. The persons named on the enclosed proxy intend to vote the proxy for the election of each of the six director nominees identified in this proxy statement, unless you indicate on the proxy that your vote should be withheld from any or all of the nominees. The Company expects each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board of Directors chooses to reduce the number of directors serving on the Board. Set forth below are the name and age of each nominee, his principal occupation and his directorships with other public companies.

         Stephen D. Healy, age 55, has served as the President of Cochrane Furniture Company, Inc. (a subsidiary of the Company) since October 1997 and as President of Korn Industries, Incorporated (a subsidiary of the Company) since December 2000. From November 1996 to September 1997, Mr. Healy served as Executive Vice President of Cochrane Furniture Company, Inc. Previously, Mr. Healy served as the Vice President-Finance of Chromcraft Corporation (a subsidiary of the Company). Mr. Healy has been nominated to serve his first term as a director of the Company.

         David L. Kolb, age 63, has served as the Chairman of the Board of Directors of Mohawk Industries, Inc., a manufacturer of carpets and rugs, since 2001. From 1988 until 2000, Mr. Kolb served as the Chairman and Chief Executive Officer of Mohawk Industries, Inc. From 1980 until 1988, Mr. Kolb served as the President of Mohawk Carpet Corporation. Mr. Kolb serves as a director of Paxar Corp., a manufacturer of tags and labels for retailers and apparel manufacturers. Mr. Kolb was first elected as a director of the Company in 1992.

         Larry P. Kunz, age 67, served as the President and Chief Operating Officer of Payless Cashways, Inc., a retailer of building materials and home improvement products, from 1986 until his retirement in 1993. Prior to joining Payless Cashways, Inc., Mr. Kunz served as the President and Chief Executive Officer of Ben Franklin Stores, Inc., a retailer of consumer products. Mr. Kunz was first elected as a director of the Company in 1992.

         Theodore L. Mullett, age 60, has been a management consultant since 1998. From 1965 until his retirement in 1998, Mr. Mullett was a certified public accountant with KPMG LLP and was a partner with that firm from 1973 until 1998. Mr. Mullett has been nominated to serve his first term as a director of the Company.

         Michael E. Thomas, age 60, is the Chairman, President and Chief Executive Officer of the Company. He has served as the President and Chief Executive Officer of the Company since its organization in 1992 and the Chairman of the Board since March 15, 2002. Mr. Thomas was first elected as a director of the Company in 1992.

         Warren G. Wintrub, age 68, was a partner in the accounting firm of Coopers & Lybrand from 1962 until his retirement in 1992. While at Coopers & Lybrand, Mr. Wintrub served as a member of the Executive Committee from 1976 through 1988 and as the Chairman of the Retirement Committee from 1979 through 1992. Mr. Wintrub serves as a director of Getty Realty Corp., a real estate company specializing in the ownership, leasing and management of gasoline station/convenience store properties. Mr. Wintrub was first elected as a director of the Company in 1992.

The Board of Directors recommends voting "FOR" each of the nominees listed above.

         ITEM 2 - APPROVAL OF THE AMENDED AND RESTATED CHROMCRAFT REVINGTON
                       SHORT TERM EXECUTIVE INCENTIVE PLAN


Introduction

         The Chromcraft Revington Short Term Executive Incentive Plan was adopted by the Company's Board of Directors in 1998. The Board amended and restated the Short Term Executive Incentive Plan effective as of January 1, 2002 (the "Short Term Plan") and is submitting the Short Term Plan to stockholders for approval. No future awards will be paid to covered employees (described below) if the Short Term Plan is not approved by the stockholders.

         The Short Term Plan is an incentive compensation plan designed to focus the efforts of eligible executive employees of the Company and its subsidiaries on continued improvement in the profitability of the Company and its subsidiaries with the ultimate objective of providing an adequate return to stockholders. The Short Term Plan provides for the award of annual cash compensation if performance standards for specified financial performance factors are satisfied for the Company's fiscal year. Awards are payable in the year following the year in which they are earned and are based on a percentage of a participant's base salary (as defined in the Short Term Plan attached as Appendix A).

         Section 162(m) of the Internal Revenue Code and the regulations thereunder ("Section 162(m)") place a $1,000,000 limit on the federal income tax deduction that may be taken by a public company for compensation paid to its chief executive officer and each of its four most highly compensated officers (other than the chief executive officer). These five individuals are referred to as "covered employees." However, "performance-based compensation" is not subject to this limitation and is excluded from the calculation. In general, compensation is treated as "performance-based" if it is payable on the attainment of objective performance goals established in advance by a committee of "outside directors" and the material terms of the plan under which the compensation is paid are disclosed to and approved by stockholders.

         The Short Term Plan is designed to satisfy the requirements for performance-based compensation under Section 162(m). Accordingly, stockholders are being asked to approve the restated Short Term Plan so that awards thereunder will not be subject to the federal income tax deduction limit.

         A summary of the material terms of the Short Term Plan is set forth below. A copy of the Short Term Plan, excluding exhibits, is attached as Appendix A.

Summary of Material Provisions of the Short Term Plan

         Eligibility. Executive employees of the Company and its subsidiaries designated by the Compensation Committee of the Board of Directors are eligible to receive awards. As of April 15, 2002, the Committee had designated six executive employees of the Company and its subsidiaries to participate in the Short Term Plan for 2002.

         Administration. The Committee administers the Short Term Plan. Each member of the Committee is an "outside director" within the meaning of Section 162(m).

         Performance Factors. A participant receives an award if the Company or subsidiary, as applicable, achieves the requisite performance standard for a particular performance factor for the year. These factors are objective criteria based on, with respect to executive officers of the Company, the Company's (i) consolidated cash flow, (ii) consolidated sales, and (iii) reduction of bank indebtedness. With respect to executive officers of subsidiaries, except Silver Furniture Co., Inc. ("Silver"), the objective criteria are based on each subsidiary's (i) earnings before interest and taxes, (ii) sales, and (iii) working capital management. In the case of Silver, the objective criteria are based on Silver's (i) earnings before interest and taxes, and (ii) working capital management. The Committee believes that the specific performance standards, the weighting of the performance standards and the definitions and descriptions of the performance factors constitute confidential business information the disclosure of which could adversely affect the Company.

         Calculation of Awards. Each year, the Committee may establish the performance factors (including the relative weight allocated to each factor) and performance standards that must be satisfied for an award to be made. Performance standards have "threshold," "target" and "maximum" levels. Depending on the performance factor, performance standards are based on the extent to which the Company or subsidiary financial performance meets or exceeds the Company's or subsidiary's financial performance in comparison to the applicable financial plan or the ranking of financial performance of the Company's peer group.

         Limitations on Awards. Potential awards range from 0% to 150% of a participant's base salary, depending on (i) the extent to which the Company's or subsidiary's, as applicable, financial performance meets its financial plan for a year, and (ii) the participant's position. Under the Short Term Plan, the maximum award for each fiscal year may not exceed the lesser of (i) $700,000 for the Company's Chief Executive Officer and $300,000 for each other participant, or (ii) for 2002, 7 1/2% of the Company's consolidated earnings before interest and taxes (but before the cumulative effect of an accounting change for 2002, net of tax benefit, relating to goodwill) and thereafter, 5% of the Company's consolidated earnings before interest and taxes, with respect to the aggregate of all awards for any year to participants under the Short Term Plan. Unless the Committee determines otherwise or the award was designated as a separate award based on subjective criteria, payments to participants who are covered employees can be made only after the Committee certifies that the performance standards for applicable financial performance factors have been achieved.

         Termination of Employment. If a participant's employment terminates before the last day of a calendar year due to (i) death, (ii) disability, (iii) retirement, or (iv) termination by the Company for reasons other than "for cause" (as defined in the Short Term Plan), or the participant recommences employment within 30 days after termination, he will be entitled to a pro rata portion of the award that he would have otherwise been entitled to receive for such calendar year. If a participant's employment terminates for any other reason, he will not be entitled to any award for that year.

         Payment of Awards and Transferability. Awards are paid in cash in a single sum less applicable tax withholdings. No award is transferable other than by the participant's will or the laws of descent and distribution and cannot otherwise be assigned, transferred, pledged or encumbered.

         Deferral of Payments. If a participant is covered by a nonqualified deferred compensation plan sponsored by the Company or a subsidiary that provides for employee deferral contributions, he may elect to defer all or any part of an award under that plan. Any amount deferred will be paid in accordance with the terms of the nonqualified deferred compensation plan.

         Amendment and Termination. The Short Term Plan is intended to be of indefinite duration. However, the Board or the Committee may amend or terminate the Short Term Plan, or discontinue or suspend the payment of awards at any time but may not, without the consent of the participant to whom an award has been made, make any alteration which would adversely affect the award. In addition, the Committee may, in its sole discretion and subject to certain limitations, make adjustments to awards, award rates, performance standards or performance factors and such other terms and conditions of the Short Term Plan that the Committee determines to be necessary and reasonable.

Short Term Plan Benefits

         The future benefits to be received by any individual or group of individuals under the Short Term Plan are not determinable at this time and will depend on corporate financial performance. There were no awards under the Short Term Plan granted to any individual named in the Summary Compensation Table for fiscal year 2001.

The Board of Directors recommends voting "FOR" this proposal, designated on the proxy card as Item 2.

       ITEM 3 - APPROVAL OF THE AMENDED AND RESTATED CHROMCRAFT REVINGTON
                       LONG TERM EXECUTIVE INCENTIVE PLAN


Introduction

         The Chromcraft Revington Long Term Executive Incentive Plan was adopted by the Board in 1998. The Board has amended and restated the Long Term Executive Incentive Plan effective as of January 1, 2002 (the "Long Term Plan") and is submitting the Long Term Plan to stockholders for approval. No future awards will be paid to covered employees if the Long Term Plan is not approved by the stockholders.

         The Long Term Plan is an incentive compensation plan designed to focus the efforts of eligible executive employees of the Company and its subsidiaries on continued, long term improvement in the profitability of the Company and its subsidiaries with the objective of providing an adequate return to stockholders. The Long Term Plan provides for the award of annual cash compensation and/or options to acquire shares of the Company's common stock if performance standards for specified financial performance factors are satisfied for the applicable performance period over which the performance factors are measured. Under the Long Term Plan, the performance periods are (i) fiscal year 2002, (ii) fiscal years 2002 and 2003, and (iii) thereafter, the three consecutive fiscal years ended December 31, 2004 and each three consecutive fiscal years ended each December 31 thereafter. Awards are payable in the year following the end of the performance period in which they are earned and are based on a percentage of a participant's base salary (as defined in the Long Term Plan attached as Appendix
B).

         As discussed in the description of the Short Term Plan, performance-based compensation is not subject to the limitations on deductibility for federal income taxes imposed by Section 162(m). In general, compensation is treated as performance-based if it is payable on the attainment of objective performance goals established in advance by a committee of outside directors and the material terms of the plan under which the compensation is to be paid are disclosed to and approved by stockholders.

         The Long Term Plan is designed to satisfy the requirements for performance-based compensation under Section 162(m). Accordingly, stockholders are being asked to approve the restated Long Term Plan so that awards thereunder will not be subject to the federal income tax deduction limit.

         A summary of the material terms of the Long Term Plan is set forth below. A copy of the Long Term Plan, excluding exhibits, is attached as Appendix B.

Summary of Material Provisions of the Long Term Plan

         Eligibility. Executive employees of the Company and its subsidiaries designated by the Committee are eligible to receive awards. As of April 15, 2002, the Committee had designated five executive employees of the Company and its subsidiaries to participate in the Long Term Plan for the 2002 performance period.

         Administration. The Compensation Committee administers the Long Term Plan. Each member of the Committee is an "outside director" within the meaning of Section 162(m).

         Performance Factors. A participant receives an award if the Company or subsidiary, as applicable, achieves the requisite performance standard for a particular performance factor for the performance period. These factors are objective criteria based on, with respect to executive officers of the Company, the Company's (i) consolidated sales, (ii) consolidated cash flow, and (iii) reduction of bank indebtedness. The performance factors also include the Company's return on equity, based on the Company's average return on equity percentile rank during the performance period compared to the average return on equity percentile rank of the Company's peer group for such performance period. In the case of executive officers of subsidiaries, the performance factors are the subsidiary's (i) sales, and (ii) earnings before interest and taxes. The Committee believes the specific performance standards, the weighting of the performance standards and the definitions and descriptions of the performance factors constitute confidential business information the disclosure of which could adversely affect the Company.

         Calculation of Awards. Each year, the Committee may establish the performance factors (including the relative weight allocated to each factor) and performance standards that must be satisfied for an award to be made. Performance standards have "threshold," "target" and "maximum" levels. Depending on the performance factor,

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

performance standards are based on the extent to which the Company or subsidiary financial performance meets or exceeds the Company's or subsidiary's financial performance in comparison to the applicable financial plan or the ranking of financial performance of the Company's peer group.

         Limitation on Awards. Potential awards range from 0% to 150% of a participant's base salary, depending on the extent to which the Company's or subsidiary's, as applicable, financial performance meets its financial plan and the participant's position. Under the Long Term Plan, the maximum award for each performance period may not exceed the lesser of (i) $700,000 for the Company's Chief Executive Officer and $300,000 for each other participant, or (ii) for the 2002 performance period, 7 1/2% of the Company's consolidated earnings before interest and taxes (but before the cumulative effect of an accounting change for 2002, net of tax benefit, relating to goodwill) and thereafter, 5% of the Company's consolidated earnings before interest and taxes, with respect to the aggregate of all awards for any performance period to participants under the Long Term Plan. Unless the Committee determines otherwise or the award was designated as a separate award based on subjective criteria, payments to participants who are covered employees can be made only after the Committee certifies that the performance standards for the applicable financial performance factors have been achieved.

         Termination of Employment. If a participant's employment terminates before the last day of a performance period due to (i) death, (ii) disability,
(iii) retirement, or (iv) termination by the Company for reasons other than "for cause" (as defined in the Long Term Plan), or the participant recommences employment with the Company or a subsidiary within 30 days after termination, he will be entitled to a pro rata portion of the cash component of the award that he would have otherwise been entitled to receive for the performance period. In addition, if a participant's employment terminates for any reason other than for cause within one year of a "change in control" (as defined in the Long Term
Plan) of the Company, he will also be entitled to receive a pro rata portion of the stock option component of the award. Such component will be paid in cash. If a participant's employment terminates for any other reason, he will not be entitled to any Long Term Plan award for that performance period.

         Payment of Awards. Awards are payable 50% in cash (less applicable withholdings) and 50% in stock options under the Chromcraft Revington, Inc. 1992 Stock Option Plan, as amended (the "Stock Option Plan"), previously approved by the stockholders; provided, however, the Committee may determine in its discretion to pay all or a portion of the stock option component in cash. Stock options awarded under the Long Term Plan are subject to the provisions of the Stock Option Plan.

         Transferability. No award is transferable other than by the participant's will or the laws of descent and distribution and cannot otherwise be assigned, transferred, pledged or encumbered.

         Deferral of Cash Payments. If a participant is covered by a nonqualified deferred compensation plan sponsored by the Company or a subsidiary that provides for employee deferral contributions, he may elect to defer all or any part of an award under that plan. Any amount deferred will be paid in accordance with the terms of the nonqualified deferred compensation plan.

         Amendment and Termination. The Long Term Plan is intended to be of indefinite duration. However, the Board or the Committee may amend or terminate the Long Term Plan, or discontinue or suspend the payment of awards at any time but may not, without the consent of the participant to whom an award has been made, make any alteration which would adversely affect the award. In addition, the Committee may, in its sole discretion and subject to certain limitations, make adjustments to awards, award rates, performance standards or performance factors and such other terms and conditions of the Long Term Plan that the Committee determines to be necessary and reasonable.

Long Term Plan Benefits

         The future benefits to be received by any individual or group of individuals under the Long Term Plan are not determinable at this time and will depend on corporate financial performance. Awards granted under the Long Term Plan during 2001 to the executive officers named in the Summary Compensation Table are reported in this proxy statement under the Summary Compensation Table.

The Board of Directors recommends voting "FOR" this proposal, designated on the proxy card as Item 3.

                  ITEM 4 - APPROVAL OF THE CHROMCRAFT REVINGTON
                          DIRECTORS' STOCK OPTION PLAN

Introduction

         The Chromcraft Revington Directors' Stock Option Plan (the "Directors' Stock Option Plan") was adopted by the Board on March 12, 2002, effective as of January 1, 2002. No options granted thereunder can be exercised until the Directors' Stock Option Plan has been approved by the stockholders. Accordingly, stockholders are being asked to approve the Directors' Stock Option Plan. The Directors' Stock Option Plan is designed to promote the interests of the Company and its stockholders through the granting of options to acquire shares of the Company's common stock to non-employee members of the Board, thereby encouraging their focus on the growth and profitability of the Company.

         A summary of the material terms of the Directors' Stock Option Plan is set forth below. The Directors' Stock Option Plan is attached as Appendix C.

Summary of Material Provisions of the Directors' Stock Option Plan

         Eligibility. All non-employee directors are eligible to receive option grants under the Directors' Stock Option Plan. As of April 15, 2002, the Company had three non-employee directors eligible for option grants under the Directors' Stock Option Plan.

         Administration. The Compensation Committee administers the Directors' Stock Option Plan. However, the Committee has no authority to grant options, determine option periods, determine the time at which an option is granted, determine the time when an option becomes exercisable or determine other conditions applicable to the exercise of an option. Such events are automatic pursuant to the terms of the Directors' Stock Option Plan. Subject to the foregoing, the Committee has the authority to (i) delegate, under most circumstances, all or any part of its authority to one or more directors or officers of the Company, and (ii) construe and interpret the Directors' Stock Option Plan and options granted thereunder, including establishing, amending or waiving rules and regulations for the plan's administration and amending the terms and conditions of any outstanding option, subject to limitations imposed by law, the Company's Certificate of Incorporation and By-Laws and the terms of the plan.

         Shares Subject to the Plan. A maximum of 75,000 shares are available for issuance under the Directors' Stock Option Plan. Only "nonqualified" stock options, which do not meet the requirements of Internal Revenue Code Section 422 applicable to "incentive stock options," can be granted under the Directors' Stock Option Plan. If an option expires or is terminated without being exercised in full, the shares subject to the unexercised portion of the option will be available for new grants. In the event of any change in the Company's voting common stock due to stock dividends, stock splits, recapitalizations or reclassifications, or if other securities will be substituted for the shares as the result of any merger, consolidation, share exchange, reorganization or any similar transaction which constitutes a "change in control" (as defined in the Directors' Stock Option Plan) of the Company, the Committee will correspondingly adjust (i) the number, kind, class and price of shares which may be delivered under the Directors' Stock Option Plan, (ii) the number, kind, class and price of shares subject to outstanding awards (within the limitations of the Directors' Stock Option Plan), and (iii) the maximum number of shares reserved for issuance under the plan.

         In the event of a change in control of the Company, the kind of shares which will be subject to the Directors' Stock Option Plan and to each outstanding option will automatically be converted into and replaced by securities of the successor company, and the number of shares, calculation of option values and per share option prices will be correspondingly adjusted.

         Option Provisions. The exercise price of all options will be not less than 100 percent of the "fair market value" (as defined in the Directors' Stock Option Plan) of the shares on the day the option is granted. All options are 100 percent vested on the day of the grant and are exercisable for a period of 10 years. If a director ceases to be a director for any reason other than his death or disability, the option will expire 90 days following the date the director ceases to be a director, unless the option would expire earlier under its terms. In the case of a director's death or disability, the option will expire one year from the date his status as a director terminates, unless the option would expire earlier under its terms.

         Each option is generally transferable only by the laws of descent and distribution or by the director's will. However, the Committee may permit a director to transfer an option to his immediate family members, a trust for his immediate family members or a partnership or limited liability company of which the director and/or his immediate family members are the only equity owners.

         Options can only be exercised by a written notice to the Company which specifies the number of shares to be purchased and accompanied by payment in full of the exercise price. The exercise price may be paid in cash or, if permitted by the Committee, in the form of shares of the Company's voting common stock.

         Amendment and Termination. The Board may amend or terminate the Directors' Stock Option Plan at any time. However, no amendment or termination can be made which would impair the rights of a director under an option which has been granted without the director's consent, except to avoid a material charge or expense to the Company or an affiliate, to cause the Directors' Stock Option Plan to comply with applicable law or to permit the Company or an affiliate to claim a tax deduction. In addition, the Board may amend or terminate the Directors' Stock Option Plan at any time without the approval of the stockholders if the approval is not required by applicable law. However, an amendment cannot increase the number of shares available under the Directors' Stock Option Plan, increase the maximum number of options granted to any director, decrease the option price, extend the term of the plan or any option period, change the restrictions on transferability, change the manner of determining the option price, change the class of individuals eligible to receive options or withdraw the authority to administer the plan from the Committee or the Board.

         No options will be granted under the Directors' Stock Option Plan after December 31, 2011.

Directors' Stock Option Plan Benefits

         In connection with the consummation of the stock repurchase transaction with Court Square Capital Limited, Mr. Kunz, Mr. Kolb and Mr. Wintrub were each granted an option to purchase 2,500 shares at an exercise price of $12.59 per share. Each year, beginning with the annual meeting of stockholders in 2002, each director who is otherwise eligible and who is reelected at the annual meeting will receive an option to purchase 2,500 shares on the day after the annual meeting. In addition, each director who is otherwise eligible and who is appointed or elected for the first time will receive an option to purchase 10,000 shares; thereafter, he will be eligible to receive options as specified in the preceding sentence.

The Board of Directors recommends voting "FOR" this proposal, designated on the proxy card as Item 4.

                           STOCK OWNERSHIP INFORMATION

Stock Ownership of Directors, Executive Officers and Director Nominees

         The following table shows the number of shares of common stock of the Company beneficially owned on April 15, 2002 by each director and executive officer of the Company and each nominee who is not presently serving as a director of the Company, as well as the number of shares beneficially owned by all directors, executive officers and director nominees as a group.

                                           Number of Shares        Percent of
            Name of Person               Beneficially Owned(1)    Common Stock
            --------------               ---------------------    ------------
         Stephen D. Healy                        60,276                1.0%
         Frank T. Kane                           68,425  (2)           1.1%
         David L. Kolb                           18,500                  *
         Larry P. Kunz                            6,500                  *
         Theodore L. Mullett                        -0-                  *
         Michael E. Thomas                      344,749  (3)           5.5%
         Warren G. Wintrub                       20,500                  *

         Directors, Executive
         Officers and Director Nominees         518,950                8.1%
         as a Group (7 Persons)
         ------------------------------

         *Represents less than 1% of the outstanding common stock.

         (1) Includes 349,511 shares which directors and officers have the right to acquire pursuant to stock options exercisable within sixty days of the date of this proxy statement as follows:
                   Stephen D. Healy, 60,276; Frank T. Kane, 66,906; David L. Kolb, 2,500; Larry P. Kunz, 2,500; Michael E. Thomas, 214,829; and Warren G. Wintrub, 2,500.

         (2) Includes 1,319 shares held in a trust under the Chromcraft Revington Savings Plan.

         (3) Includes 30,170 shares held in a trust under the Chromcraft Revington Savings Plan.

Owners of More than Five Percent of Company Stock

         The stockholders listed in the following table are known by management to own beneficially more than 5% of the outstanding shares of the Company's common stock on April 15, 2002.

                Name and Address                      Number of Shares       Percent of
               of Beneficial Owner                   Beneficially Owned     Common Stock
               -------------------                   ------------------     ------------
         Chromcraft Revington Employee                   2,000,000               33.2%
         Stock Ownership Plan Trust (1)
         1100 North Washington Street
         Delphi, Indiana  46923

         T. Rowe Price Associates, Inc. (2)              1,000,000               16.6%
         100 East Pratt Street
         Baltimore, Maryland  21202

         FMR Corp. (3)                                     604,000               10.0%
         82 Devonshire Street
         Boston, Massachusetts  02109

         Artisan Partners Limited Partnership (4)          566,960                9.4%
         1000 N. Water Street
         Milwaukee, Wisconsin  53202

         Michael E. Thomas (5)                             344,749                5.5%
         1100 North Washington Street
         Delphi, Indiana  46923

         -----------------------------

          (1) The Chromcraft Revington Employee Stock Ownership Plan (the "ESOP") provides that the ESOP Trustee will vote the shares held by the ESOP in accordance with its fiduciary duties. In voting such shares, the ESOP Trustee will consider the directions of the ESOP participants as to allocated shares and the directions of the ESOP Benefits Committee as to unallocated shares. The ESOP Benefits Committee consists of Michael E. Thomas, Chairman, President and Chief Executive Officer of the Company, and Frank
               T. Kane, Vice President-Finance, Chief Financial Officer, Secretary and Treasurer of the Company. As of April 15, 2002, none of the shares owned by the ESOP were allocated to any participant's account.

          (2) Based solely on information provided by T. Rowe Price Associates, Inc. These securities are owned by T. Rowe Price Small-Cap Fund, Inc., which owns 1,000,000 shares, representing 16.6% of the shares outstanding, and which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities. However, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

          (3) Based solely on information provided by FMR Corp. in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2002. Included as reporting persons in the filing are Fidelity Management & Research Company, Fidelity Low Priced Stock Fund, Edward C. Johnson, 3d, Chairman of FMR Corp., and Abigail
               P. Johnson, a director of FMR Corp. The reporting persons have sole power to dispose of 604,000 shares.

          (4) Based solely on information provided by Artisan Partners Limited Partnership in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2002. Of the total shares reported, Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew Ziegler and Carlene Murphy Ziegler have shared voting and dispositive power over 566,960 shares.

          (5) Includes 214,829 shares which Mr. Thomas has the right to acquire pursuant to stock options and 30,170 shares held for the benefit of Mr. Thomas under the Chromcraft Revington Savings Plan. Of the total shares reported, Mr. Thomas has sole voting and dispositive power over 344,749 shares.

Change of Control

         On March 15, 2002, Court Square Capital Limited ("Court Square"), a Delaware corporation and an affiliate of Citigroup Inc., completed its sale of 5,695,418 shares of common stock of the Company, comprising approximately 59% of the Company's issued and outstanding shares of common stock on that date, to the Company and the Chromcraft Revington Employee Stock Ownership Plan Trust (the "ESOP Trust"), which forms a part of the ESOP. With respect to the 5,695,418 shares of the Company's common stock sold by Court Square, 3,695,418 shares were repurchased by the Company (the "Company Stock Transaction") and 2,000,000 shares were purchased by the ESOP Trust (the "ESOP Stock Transaction" and together with the Company Stock Transaction, the "Transaction"). The Company and the ESOP Trust each paid $10 per share for the shares acquired from Court Square for a purchase price of $56,954,180. In addition, the Company paid Court Square and its designee an aggregate transaction fee of $2,800,000. Court Square's designee was Mr. M. Saleem Muqaddam, who received $1,000,000 of the aggregate transaction fee. Mr. Muqaddam is a former officer of Court Square and resigned as a director of the Company concurrently with the consummation of the Company Stock Transaction.

         The funds required to pay the total consideration and certain related expenses of the Transaction were obtained using available cash and borrowings of approximately $45,000,000 under the Company's new $75,000,000 bank credit agreement, pursuant to which National City Bank of Indiana is acting as agent and National City Bank of Indiana, LaSalle Bank National Association, The Huntington National Bank, Union Planters Bank, National Association, KeyBank National Association and The Northern Trust Company are lenders (the "Lenders"). Of the debt incurred, $25,000,000 was borrowed under a 5-year term loan and approximately $20,000,000 was borrowed under the Company's $50,000,000 revolving line of credit facility. Under a separate term loan and security agreement (the "ESOP Loan Agreement") the Company loaned $20,000,000 to the ESOP Trust to finance the ESOP Stock Transaction. Under the ESOP Loan Agreement, the ESOP Trust will repay such loan to the Company over a 30-year term at a fixed rate of interest of 5.48% per annum.

         Under the ESOP Loan Agreement, the ESOP Trust pledged the 2,000,000 shares of the Company's common stock owned by it (the "Pledged Shares") to the Company as security for repayment of its obligations thereunder. Under the Pledge and Security Agreement entered into as of March 12, 2002 by and between the Company and National City Bank as agent for the Lenders, the Company granted the Lenders a first priority pledge in the Pledged Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

         Under the federal securities laws, the Company's directors and executive officers, and any persons beneficially owning more than 10% of the Company's common stock, are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established by the Securities and Exchange Commission, and the Company is required to disclose in this proxy statement any failure to file timely the required reports by directors, executive officers and 10% stockholders of the Company. During 2001, no director or executive officer was delinquent in filing the required reports with the Securities and Exchange Commission. In making this disclosure, the Company has relied solely upon written representations of directors and executive officers of the Company and copies of reports that those persons have filed with the Securities and Exchange Commission and provided to the Company.

                             MEETINGS AND COMMITTEES
                            OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held four meetings during 2001. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of committees of the Board of Directors of which he is a member.

         The Company has a Compensation Committee and an Audit Committee as standing committees of the Board of Directors. There is no nominating committee. The entire Board of Directors reviews the qualifications of persons to serve on the Board of Directors and selects the nominees.

         The Compensation Committee members are Larry P. Kunz, Chairman, David
L. Kolb and Warren G. Wintrub, all of whom are outside directors. The Compensation Committee reviews the Company's compensation philosophy and programs and determines the compensation to be paid to the executive officers of the Company. The Compensation Committee also reviews and makes recommendations concerning outside director compensation and administers the Stock Option Plan and executive incentive plans. There were three meetings of the Compensation Committee during 2001.

         The Audit Committee members are Warren G. Wintrub, Chairman, David L. Kolb and Larry P. Kunz, all of whom are outside directors and are independent as defined in the New York Stock Exchange listing standards. Information regarding the functions performed by the Audit Committee and the number of meetings held during 2001 is set forth below under the caption "Report of the Audit Committee." The Audit Committee is governed by a written charter adopted by the Board of Directors.

         On January 4, 2001, the Board of Directors appointed an independent Special Committee to respond to a proposal from Court Square received on December 22, 2000, under which the holders of the Company's publicly traded shares would receive cash of $10.30 per share in a transaction to take the Company private. The Special Committee members were Warren G. Wintrub, Chairman, and Larry P. Kunz, both of whom are outside directors. Court Square withdrew its offer in July 2001, and the Special Committee was subsequently dissolved.

                              DIRECTOR COMPENSATION

         Directors who are not employees of the Company are paid an annual retainer of $15,000, plus a fee of $1,000 for each Board of Directors meeting attended and a fee of $500 for each telephonic meeting. For committee meetings not held on the same day as a Board of Directors meeting (other than meetings of the Special Committee formed to review the Court Square proposal to take the Company private), a director receives a fee of $1,000 for each meeting attended and $500 for each telephonic meeting. Directors who served on the Special Committee were paid an hourly fee of $400 for their work on this committee. During 2001, Messrs. Kunz and Wintrub were paid $13,800 and $18,600, respectively, for serving on the Special Committee. Directors serving as committee chairs additionally receive a $2,000 annual retainer. Directors who are employees of the Company do not receive directors or committee fees for their service on the Board of Directors.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company's consolidated financial statements for the year ended December 31, 2001 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to the quality of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the matters discussed in the Statement on Auditing Standards No. 61. Additionally, the Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures and the letter provided by the independent auditors required by the Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with auditor independence.

         The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee completed its annual review and reassessment of the adequacy of its written charter. The Committee held two meetings during 2001.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                                        Members of the Audit Committee

                                        Warren G. Wintrub, Chairman
                                        David L. Kolb
                                        Larry P. Kunz

                             EXECUTIVE COMPENSATION

         The following table summarizes the annual and long term compensation paid by the Company to the executive officers of the Company for the years ended December 31, 2001, 2000 and 1999.


Summary Compensation Table

                                                                                    Long Term
                                        Annual Compensation                    Compensation Awards
                              ----------------------------------------    ----------------------------
                                                             Other           Shares
     Name and                                                Annual         Underlying       LTIP         All Other
Principal Position   Year       Salary        Bonus       Compensation    Stock Options    Award (1)     Compensation
------------------   ----       ------        -----       ------------    -------------    ---------     ------------
Michael E. Thomas    2001     $ 322,833           --       $52,749 (2)          --         $  72,926      $ 95,067 (3)
Chairman, President  2000     $ 310,500     $ 122,312      $54,991 (2)       15,987        $  93,381      $ 87,791 (3)
and Chief Executive  1999     $ 298,333     $  52,221      $62,295 (2)       16,780        $ 113,188      $100,669 (3)
Officer

Frank T. Kane        2001     $ 185,000           --            --              --         $  22,288      $  8,308 (4)
Vice President-      2000     $ 173,333     $  45,519           --            4,668        $  27,802      $  6,948 (4)
Finance, Chief       1999     $ 163,333     $  19,060           --            5,118        $  33,050      $  8,745 (4)
Financial Officer,
Secretary and Treasurer

-------------------------

(1) For 2001 and 2000, awards under the Long Term Plan were paid in cash. For the 1999 and 1998 plan years, awards under such plan were paid in two components: 50% in a single lump sum cash amount and 50% in options to acquire shares of the Company's common stock. Such stock option awards were granted in the year following the year in which the awards were earned.

(2) Includes amounts reimbursed to executive for taxes incurred on Company contributions to a Supplemental Executive Retirement Plan (the "SERP") of $46,426, $47,346 and $47,346 for 2001, 2000 and 1999, respectively.

(3) Company contributions to defined contribution plans of $425, $11,900 and $11,200 for 2001, 2000 and 1999, respectively, and Company contributions pursuant to the Company's SERP and the Thomas SERP (as defined below) of $94,642, $75,891 and $89,469 for 2001, 2000 and
          1999, respectively.

(4) Company contributions to defined contribution plans of $425, $3,858 and $4,400 for 2001, 2000 and 1999, respectively, and Company contributions pursuant to the Company's SERP of $7,883, $3,090 and $4,345 for 2001, 2000 and 1999, respectively.

Aggregated Option Exercises in 2001 and Year End Option Values

          No stock options were granted during 2001. The following table summarizes stock options exercised by the executive officers named in the Summary Compensation Table during 2001, and the value of the options held by such persons at December 31, 2001.

                                                             Number of Shares              Value of Unexercised
                                                          Underlying Unexercised               In-the-Money
                                                                Options at                      Options at
                           Shares                          December 31, 2001               December 31, 2001 (1)
                         Acquired on       Value      -----------------------------     ---------------------------
   Name                   Exercise        Realized     Exercisable    Unexercisable     Exercisable   Unexercisable
-------------------------------------------------------------------------------------------------------------------
Michael E. Thomas          130,000       $534,400        263,029         --             $  360,801        --

Frank T. Kane              47,520        $186,754         66,906         --             $   29,435        --

-------------------------

(1) Value per share is calculated by subtracting the exercise price from the closing price of the Company's common stock of $10.78 per share on December 31, 2001, as reported on the New York Stock Exchange.

Thomas Supplemental Executive Retirement Plan

         Effective as of March 31, 1992, the Company established a supplemental executive retirement plan for the purpose of providing a pension benefit to Mr. Thomas (the "Thomas SERP"). The Thomas SERP is designed to provide Mr. Thomas with retirement income of approximately 60% of his projected average salary, bonus and pre-tax deferrals of the final three years prior to his retirement at normal retirement age, which is age 65. The Thomas SERP is reduced by the actual benefits provided by various retirement plans. The Thomas SERP is implemented pursuant to a whole life insurance policy which provides that the Company will pay up to 15 annual premium payments; provided, however, such premium payments will cease upon the termination of Mr. Thomas' employment. Based upon Mr. Thomas' actual salary and bonuses paid during the last three fiscal years, the estimated annual benefit payable to Mr. Thomas upon retirement at age 65 is $225,000.

Employment Agreements

         Michael E. Thomas. The Company has entered into an employment agreement with Michael E. Thomas which provides, among other items, for the employment by the Company of Mr. Thomas through April 23, 2003 as the Company's Chairman of the Board, President and Chief Executive Officer. The employment agreement provides for automatic extensions for successive one-year periods upon expiration of the initial term, or any renewal term, unless the Company or Mr. Thomas gives notice of termination at least 180 days before the termination date. The Company may terminate the employment of Mr. Thomas with or without cause (as defined in the employment agreement) or in the event of the disability of Mr. Thomas. If the Company terminates Mr. Thomas with cause, then he is entitled to receive his monthly base salary for a three-month period following his termination. If the Company terminates the employment of Mr. Thomas without cause, then the Company will be required to pay him an amount equal to twice his then-current annual base salary and twice the higher bonus paid to him during the two preceding years. In the event of termination due to disability, Mr. Thomas will continue to receive his then-current annual base salary, less any payments equivalent to those provided by the Company's benefit plans, for a 24-month period following the termination.

         In the event of a change in control of the Company (as defined in the employment agreement) Mr. Thomas may terminate his employment with the Company so long as the change in control is coupled with a reduction in his duties, diminution in salary or benefits or relocation. In such an event, the Company will be required to pay him, as severance pay in a lump sum, an amount equal to twice his then-current annual base salary plus twice the higher bonus paid to him during the two preceding years.

         Under his employment agreement, Mr. Thomas receives a base salary of not less than $400,000 during each year that the employment agreement is in effect and will be entitled to participate in the incentive compensation plans and programs generally available to executives of the Company.

         Under his employment agreement, Mr. Thomas may not compete against the Company during his employment by the Company and during the two-year period following termination of his employment. The Company maintains life insurance for the benefit of Mr. Thomas in the amount of $1,500,000.

         Frank T. Kane. The Company also has entered into an employment agreement with Frank T. Kane which provides, among other items, for the employment by the Company of Mr. Kane through March 15, 2004 as the Company's Vice President-Finance, Chief Financial Officer, Secretary and Treasurer. The employment agreement provides for automatic extensions for successive one-year periods upon expiration of the initial term, or any renewal term, unless the Company or Mr. Kane gives notice of termination at least 180 days before the termination date. The Company may terminate the employment of Mr. Kane with or without cause (as defined in the employment agreement) or in the event of the disability of Mr. Kane. Mr. Kane may terminate his employment with or without good reason (as defined in the employment agreement). If the Company terminates Mr. Kane's employment with cause or if Mr. Kane terminates his employment without good reason, then the Company is required to pay him, in a lump sum, his monthly base salary for a three-month period following his termination. If the Company terminates Mr. Kane's employment without cause or if Mr. Kane terminates his employment with good reason, then the Company is required to pay him in 24 equal monthly installments an amount equal to twice his then-current annual base salary and twice the higher cash bonus under the Short Term Plan (up to the target award rate) paid to him during the two preceding years. In the event of termination due to disability, Mr. Kane will receive his then-current annual base salary earned through the date of termination.

         In the event of a change in control of the Company (as defined in the employment agreement) Mr. Kane may terminate his employment with the Company so long as the change in control is coupled with a reduction in his duties, diminution in salary or benefits or relocation. In such an event, the Company will be required to pay him, as severance pay in a lump sum, an amount equal to twice his then-current annual base salary and twice the higher cash bonus under the Short Term Plan (up to the target award rate) paid to him during the two preceding years.

         Under his employment agreement, Mr. Kane receives a base salary of not less than $205,000 during each year that the employment agreement is in effect and will be entitled to participate in the incentive compensation plans and programs generally available to executives of the Company.

         Under his employment agreement, Mr. Kane may not compete against the Company during his employment by the Company and during the two-year period following termination of his employment, except that if the Company elects not to extend the term of Mr. Kane's employment agreement, then Mr. Kane may not compete against the Company for a one-year period following termination of his employment.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation philosophy and policies. The Compensation Committee determines on an annual basis the compensation to be paid to the executive officers of the Company and administers the Stock Option Plan, the Short Term Plan and the Long Term Plan. The following report of the Compensation Committee discusses the Committee's objectives in determining executive compensation.

         The overall objective of the Compensation Committee is to help assure that executive compensation bears a reasonable relationship to corporate performance, business strategy and increases in stockholder value. The executive compensation package relies more heavily on bonuses and longer-term incentive compensation than base salary in order to motivate performance by executives and to create a performance-oriented environment. The Compensation Committee uses its discretion to set executive compensation at levels warranted in its judgment by external and internal factors and individual performance. The following objectives currently serve as guidelines for compensation recommendations and decisions of the Compensation Committee:

          o Reward executives through appropriate incentive compensation and ownership in the Company for achievement of annual and long term business goals and strategy.

          o Align executive officer compensation with the success of the Company such that compensation is based, in substantial part, upon performance in order to create a performance-oriented environment that rewards performance.

          o Provide a total comprehensive executive compensation package that enables the Company to attract and retain appropriate executives.

          o Integrate compensation programs with both annual and long term business objectives.

         Regularly, the Compensation Committee reviews comparable company information in order to establish the general guidelines for executive officer compensation. In addition, during 2001, an independent compensation consultant was retained to review the competitiveness of the executive compensation program in relation to other comparable companies, including those in the peer group set forth in the "Stock Performance Graph."

         The principal elements of the compensation program for executive officers, including Mr. Thomas, the Chief Executive Officer of the Company, are summarized below.

Base Salary

         Base salary levels are set to reflect competitive market conditions. The Compensation Committee, in determining the 2001 base salary increases for Mr. Thomas and the other executives, considered many factors, including the executive's responsibilities, duties, performance and experience. Accordingly, Mr. Thomas received a 4.0% salary increase for 2001. While the Compensation Committee reviewed all of these factors in determining Mr. Thomas' salary, no specific weights were placed on any of these factors, and the salary increase process was not tied to specific performance goals.

Short Term Plan

         The Company established, effective January 1, 1998, the Short Term Plan to focus the efforts of its executives on continued improvement in the profitability of the Company. The Compensation Committee sets financial operating targets for the Short Term Plan at the beginning of each year. Target performance levels for Messrs. Thomas and Kane have been based on meeting or exceeding certain levels of earnings per share and consolidated sales. These performance goals have been amended beginning with the fiscal year ending December 31, 2002 and are discussed under Item 2 of this proxy statement. Awards under the Short Term Plan are payable in cash.

         The Compensation Committee established Mr. Thomas' 2001 bonus rate under the Short Term Plan at 75% of base salary. In establishing the 2001 bonus, the Compensation Committee weighted the consolidated sales goal at 25% and the earnings per share goal at 75%. No bonus was awarded to Mr. Thomas for 2001 under the Short Term Plan.

Long Term Plan

         The Company established, effective January 1, 1998, the Long Term Plan to focus the efforts of its executives on continued long term improvement in the financial performance of the Company. Awards under the Long Term Plan for the three year performance periods ended December 31, 2001 and 2000, were paid in cash. For prior performance periods, awards under the Long Term Plan were payable 50% in cash and 50% in options to acquire shares of the Company's common stock. Stock options awarded under the Long Term Plan were subject to the provisions of the Stock Option Plan and were valued using the Black-Scholes option pricing model. The Compensation Committee sets financial operating targets for the Long Term Plan at the beginning of each year. Target performance levels for Messrs. Thomas and Kane have been based on meeting or exceeding certain levels of operating income, consolidated sales and return on equity. These performance goals have been amended beginning with the fiscal year ending December 31, 2002 and are discussed under Item 3 of this proxy statement.

         The Compensation Committee established Mr. Thomas' target award under the Long Term Plan at 75% of salary. In establishing the financial objectives, the Compensation Committee weighted the return on equity goal at 25%, the operating income goal at 50%, and the consolidated sales goal at 25%. In February 2002, Mr. Thomas was awarded, for the fiscal year ended December 31, 2001, $72,926 under the Long Term Plan that was paid in cash. The Long Term Plan award represented 22.6% of Mr. Thomas' 2001 salary. The maximum award opportunity available to Mr. Thomas under the Long Term Plan was 150% of base salary.

                                       Members of the Compensation Committee

                                       Larry P. Kunz, Chairman
                                       David L. Kolb
                                       Warren G. Wintrub

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As noted above, the Compensation Committee is comprised of three non-employee directors: Messrs. Kolb, Kunz and Wintrub. No member of the Compensation Committee is or was formerly an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors. Mr. M. Saleem Muqaddam was a director and member of the Compensation Committee until March 15, 2002. See the discussion regarding Mr. Muqaddam under the caption "Stock Ownership Information -- Change of Control."

                              RELATED TRANSACTIONS

         See the discussion regarding Mr. Muqaddam, a former director of the Company, under the caption "Stock Ownership Information -- Change of Control."

                             STOCK PERFORMANCE GRAPH

         The graph set forth below compares the cumulative total stockholder return on the Company's common stock with the cumulative total stockholder return of (i) the NYSE Market Value Index, and (ii) an industry peer group index compiled by the Company that consists of several companies. The graph assumes $100 was invested on December 31, 1996 in the Company's common stock, the NYSE Market Value Index and the peer group index and assumes the reinvestment of dividends, if any.


                              [CHART APPEARS HERE]


                                12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000   12/31/2001
Chromcraft Revington, Inc.        100.00       115.32       119.37        75.68       72.07         77.69
Peer Group Index                  100.00       122.45       128.87       120.15      107.52        131.45
NYSE Market Index                 100.00       131.56       156.55       171.42      175.51        159.87

-------------------------
The peer group includes the following companies: Bassett Furniture Industries, Inc., Bush Industries, Inc., Flexsteel Industries, Inc., Kimball International, Inc., La-Z-Boy Incorporated, Rowe Furniture Corporation and Stanley Furniture Company, Inc. Calculations for this graph were prepared by Media General Services of Richmond, Virginia.

                              INDEPENDENT AUDITORS

General

         KPMG LLP audited the financial books and records of the Company for the year ended December 31, 2001 and has been appointed by the Board of Directors to audit the books and records of the Company for the year ending December 31, 2002. A representative of KPMG LLP will be present at the annual meeting, will have an opportunity to make a statement, if he desires, and will be available to respond to appropriate questions.

Audit Fees

         The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were approximately $172,000.

Financial Information Systems Design and Implementation Fees

         No professional services were rendered by KPMG LLP to the Company in connection with system design and implementation.

All Other Fees

         The aggregate fees billed for services rendered by KPMG LLP for all services other than those services covered in the section captioned "Independent Auditors -- Audit Fees" for the Company's 2001 fiscal year were approximately $86,000.

         The Audit Committee considered whether the rendering of the non-audit services by KPMG LLP listed above is compatible with maintaining the independence of KPMG LLP.

                                  ANNUAL REPORT

         A copy of the Company's 2001 Annual Report to Stockholders, including audited consolidated financial statements for the year ended December 31, 2001, is enclosed with this proxy statement. The 2001 Annual Report to Stockholders does not constitute proxy soliciting material.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Stockholder proposals for the 2003 annual meeting of stockholders must be received by the Company at its executive office no later than December 31, 2002 and must be submitted in accordance with all rules and regulations under the Securities Exchange Act of 1934. In addition, the persons named in the enclosed proxy will have discretionary authority to vote such proxy at the annual meeting of stockholders in accordance with their best judgment on all matters with respect to which the Company did not receive written notice at its executive office by February 11, 2002. Further, the persons named in the form of proxy relating to the Company's 2003 annual meeting of stockholders will have discretionary authority to vote pursuant to the proxy at such annual meeting in accordance with their best judgment on all matters desired to be brought before such annual meeting with respect to which the Company does not receive written notice at its executive office by March 16, 2003.

                                  OTHER MATTERS

         As of the date of this proxy statement, the Board of Directors knows of no other matters to come before the annual meeting of stockholders. If other matters properly come before the annual meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy at the annual meeting in accordance with their best judgment on such matters.

                                       By Order of the Board of Directors,

                                       Frank T. Kane
                                       Vice President-Finance,
                                       Chief Financial Officer,
                                       Secretary and Treasurer


April 30, 2002

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                           CHROMCRAFT REVINGTON, INC.

                                  June 5, 2002







                Please Detach and Mail in the Envelope Provided


A [X] Please mark your votes as in this example.

                                                     WITHHOLD
                            FOR all nominees         AUTHORITY
                         listed at right (except  to vote for all
                            as marked to the      nominees listed
                            contrary below.)           right

1. Election of Directors.         [ ]                   [ ]  Nominees:
                                                             Stephen D. Healy
INSTRUCTIONS: To withhold authority to vote                  David L. Kolb
for any individual nominee, write that nominees's            Larry P. Kunz
name in the space provided below.                            Theodore L. Mullett
                                                             Michael E. Thomas
                                                             Warren G. Wintrub

-----------------------------------------------------------

                                                        FOR   AGAINST   ABSTAIN
2. Short Term Executive Incentive Plan.
   Approval of the amended and restated Chromcraft       [ ]    [ ]       [ ]
   Revington Short Term Executive Incentive Plan.

3. Long Term Executive Incentive Plan.
   Approval of the amended and restated Chromcraft       [ ]    [ ]       [ ]
   Revington Long Term Executive Incentive Plan.

4. Directors' Stock Option Plan.
   Approval of the Chromcraft Revington Directors'       [ ]    [ ]       [ ]
   Stock Option Plan.

5. Other Matters.
   In their discretion, on such other matters as may properly come before the annual meeting.

This proxy will be voted as directed, but if no direction is indicated, this proxy will be voted FOR the election of directors of all nominees set forth in Item 1, FOR the approval of the incentive plans set forth in Items 2 and 3 and FOR the stock option plan set forth in Item 4. With respect to any other matters that may properly come before the meeting, the proxies designated herein intend to vote in accordance with their best judgment on such matters.

Please sign exactly as your name appears hereon and return this proxy promptly.

----------------------  ----------------------------   ----------------------
      (Signature)       (Signature, if held jointly)       (Printed Name)

----------------------  Dated           , 2002
(Title, if applicable)        ----------

Note: If there are two or more owners, both should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such. If owner is a corporation, please indicate full corporate name and sign by an authorized officer. If owner is a partnership of limited liability company, please indicate full partnership or limited liability company name, and sign by an authorized person.

PROXY                       CHROMCRAFT REVINGTON, INC.                   PROXY


                 Annual Meeting of Stockholders - June 5, 2002
          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints MICHAEL E. THOMAS and FRANK T. KANE, and each of them, with power of substitution, as proxies to represent and vote all shares of common stock of Chromcraft Revington, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held on June 5, 2002, and at any adjournment or postponement thereof, with all of the powers the undersigned would possess if personally present, as follows:

                (Continued and to be signed on the reverse side)

                                   APPENDIX A

                              CHROMCRAFT REVINGTON
                       SHORT TERM EXECUTIVE INCENTIVE PLAN

               (As Amended and Restated Effective January 1, 2002)

                                    ARTICLE I

                                  Introduction
                                  ------------

         1.1. Objective. The Chromcraft Revington Short Term Executive Incentive Plan is designed to focus the efforts of the Key Executives of the Company and its Subsidiaries on continued improvement in the profitability of the Company and its Subsidiaries with the objective of providing an adequate return to shareholders on their investment in the Company. The Plan provides for the payment of performance-based incentive compensation within the meaning of Code
Section 162(m) on an annual basis in the form of current or deferred cash compensation. This constitutes an amendment and restatement of the Plan and is effective with respect to Awards granted on account of calendar years ended after December 31, 2001.

         1.2. Administration of the Plan. The Plan will be administered by the Committee. The Committee will, subject to the limitations contained in the Plan and compliance with Code Section 162(m), have the discretion to determine the Performance Factors and Award Rates and to establish the Performance Standards under the Plan. The Committee will also (i) adopt such rules and regulations as are appropriate for the proper administration of the Plan, and (ii) make such determinations and take such actions in connection with the Plan as it deems necessary, provided that the Committee may take action only upon the vote of a majority of its members.

         The Committee may, in its sole discretion, subject to the limitations contained in the Plan and compliance with Code Section 162(m), make such adjustments to Awards, Award Rates, and Performance Standards or Factors and such other terms and conditions of the Plan that the Committee determines to be necessary and reasonable.

         While the Committee may appoint individuals to act on its behalf in the administration of the Plan, it will have the sole, final and conclusive authority to administer, construe and interpret the Plan. The Committee's determinations and interpretations will be final and binding on all persons, including the Company, its shareholders and persons having any interest in Awards. Any notice or document required to be given to or filed with the Committee will be properly given or filed if delivered or mailed, by certified mail, postage prepaid, to the Committee at 1100 N. Washington Street, Delphi, Indiana, 46923-0238.

                                   ARTICLE II
                                   ----------

                                   Definitions
                                   -----------

         Whenever the initial letter of the following words or phrases is capitalized in the Plan, including any Supplements, they will have the respective meanings set forth below unless otherwise defined herein:

         2.1. "Award" means the cash compensation awarded to a Key Executive pursuant to the Plan.

         2.2. "Award Rates" means the amount of cash, expressed as a percentage, which ranges from zero percent (0.0%) to one hundred fifty percent (150%) of Base Salary for a calendar year, as determined by the Committee, applicable to a Key Executive.

         2.3. "Base Salary" means the regular base salary actually paid by the Company or a Subsidiary to an employee while such employee is a Key Executive during a calendar year, exclusive of additional forms of compensation such as bonuses, payments under the Plan and under the Chromcraft Revington Long Term Executive Incentive Plan, other incentive payments, automobile allowances, tax gross ups and other fringe benefits. Base Salary will include salary deferral contributions made pursuant to Code Sections 401(k) and 125 and salary deferral contributions made to a SERP.

         2.4. "Board" means the Board of Directors of the Company.

         2.5. "Code" means the Internal Revenue Code of 1986, as amended.

         2.6. "Company" means, unless otherwise stated, Chromcraft Revington, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor (by merger, consolidation, purchase or otherwise) to such corporation which assumes the obligations of such corporation under the Plan and the Subsidiaries of the Company.

         2.7. "Committee" means the Compensation Committee of the Board.

         2.8. "EPS" means the Company's earnings per share for a calendar year, on a diluted basis, as reflected on the Company's financial statements for such year.

         2.9. "EBIT" means the earnings before net interest charges and taxes of the Company (on a consolidated basis) or Subsidiary (on an individual basis), as may be applicable, for a specified period as reflected on the Company's or Subsidiary's financial statements for such period.

         2.10. "Effective Date" means January 1, 1998, which is the original effective date of the Plan.

         2.11. "ESOP" means the Chromcraft Revington Employee Stock Ownership Plan and its related Trust.

         2.12. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.13. "Financial Plan" means that portion of the financial plans of the Company and each of its Subsidiaries which relates to a specified period, as presented to and approved by the Board prior to the year to which the financial plan first relates. It is noted that the Company's Financial Plan is presented, and will be used under the Plan, on a consolidated basis which takes into account the Financial Plans of the Subsidiaries; and, the Financial Plan for each Subsidiary is presented, and will be used under the Plan, solely with respect to such Subsidiary.

         2.14. "For Cause" means "cause" as defined in the Key Executive's employment agreement. If the Key Executive does not have an employment agreement, "For Cause" means: (i) any insubordination to, or disobedience of the directions of the Board of Directors or, in the case of a Key Executive who is not the Chief Executive Officer of the Company, any insubordination to, or disobedience of the directions the Chief

Executive Officer of the Company; (ii) any conviction of, or the entering of any plea of guilty or nolo contendere by, the Key Executive for any felony; (iii) any act of the Key Executive of dishonesty, fraud, theft, misappropriation or embezzlement upon or against the Company or any customer of the Company; (iv) any misappropriation, usurping or taking by the Key Executive of any corporate opportunity of the Company; (v) any medical diagnosis of the Key Executive alcoholism or unlawful drug, chemical or substance abuse or addiction to the extent that such alcoholism, abuse or addiction adversely affect the ability of the Key Executive to perfohe Key Executive hereby agreeing to make himself promptly available to a medical doctor selected by and paid for by the Company for such diagnosis and consenting to provide the results of such diagnosis to the Company promptly; or (vi) any material noncompliance by the Key Executive with any employee handbooks, rules, policies or procedures of the Company in effect from time to time.

         2.15. "Key Executive" means those executive employees of the Company and Subsidiaries who are designated by the Committee as Key Executives.

         2.16. "Performance Factors" means the financial performance factors with respect to the Company and the Subsidiaries as determined by the Committee for each calendar year.

         2.17. "Performance Standard(s)" means the threshold, target and maximum financial performance levels with respect to the Company and the Subsidiaries as determined by the Committee for each calendar year.

         2.18. "Permanent and Total Disability" means any disability that would qualify as permanent and total disability under the long term disability plan sponsored by the Company.

         2.19. "Person" means any natural person, proprietorship, partnership, corporation, limited liability company, organization, firm, business, joint venture, association, trust or other entity and any government agency, body or authority.

         2.20. "Plan" means the short term executive incentive plan contained in this instrument and any subsequent amendment to this instrument, which shall have been adopted by the Board or Committee as provided in Section 5.1, known as the Chromcraft Revington Short Term Executive Incentive Plan.

         2.21. "Sales" means the net sales of the Company or Subsidiary, as may be applicable, for a calendar year as reflected on the Company's or Subsidiary's financial statements for such year.

         2.22. "SERP" means any nonqualified deferred compensation plan sponsored by the Company or a Subsidiary that permits eligible employees to make salary deferral contributions thereto.

         2.23. "Subsidiary" or "Subsidiaries" mean Chromcraft Corporation ("Chromcraft"), Peters- Revington Corporation ("Peters-Revington"), Cochrane Furniture Company, Inc. ("Cochrane"), Silver Furniture Co., Inc. ("Silver"), Korn Industries Incorporated ("Korn") and such other subsidiary corporations of the Company which are designated by the Board or Committee.

                                   ARTICLE III
                                   -----------

                          Eligibility and Participation
                          -----------------------------

         Participation in the Plan is limited to Key Executives. Committee members are not eligible to receive Awards under the Plan while serving as Committee members. A Key Executive will become covered by the Plan effective as of the Effective Date or the later to occur of the following dates:

                  (a)      The Key Executive's date of hire; or

                  (b) The date on which an employee of the Company or Subsidiary is appointed to a position which causes him to become a Key Executive.

         A Key Executive who becomes covered by the Plan after the commencement of a calendar year but who would otherwise be entitled to an Award for such year will be entitled, subject to the other provisions of the Plan, to a pro rata portion of any Award based on the ratio that the number of calendar days in the year he was actively employed as a Key Executive bears to three hundred sixty
(360).


                                   ARTICLE IV
                                   ----------

                              Calculation of Awards
                              ---------------------

         4.1. Components of Calculation of Awards. For each calendar year, the Committee will establish the following business criteria for calculating Awards with respect to the Company and the Subsidiaries:

                  (a)      Performance Factors for the Company and Subsidiaries.

                  (b)      The relative weight accorded each Performance Factor.

                  (c) The target, threshold and maximum Award Rates for each Key Executive expressed as a percentage of Base Salary for a year.

                  (d) The Performance Standards which reflect the threshold, target and maximum levels of the Company's consolidated or Subsidiary's individual Performance Factors that must be satisfied for an Award payment to be made.

         4.2. Communication of Award Opportunity Level and Awards. Prior to the beginning of each calendar year, the Award Rates, Performance Factors (and their respective weightings), Performance Standards of the Award and any requirements or other criteria thereunder will be communicated by the Committee in writing to Key Executives. Such communication will not constitute the grant of an Award.

         4.3. Form of Payment of Awards. Subject to the Key Executive's right to defer the receipt of an Award as provided in Section 4.7, all Awards will be paid to eligible Key Executives in cash.

         4.4. Time of Payment of Awards. Subject to the Key Executive's right to defer the receipt of an Award as provided in Section 4.7, all Awards will be paid not later than forty-five (45) days after the end of the calendar year to which the Awards relate.

         4.5. Withholding of Taxes. Each Key Executive will be solely responsible for, and the Company will withhold from any amounts payable under the Plan, all applicable federal, state, city and local income taxes and the Key Executive's share of applicable employment taxes.

         4.6. Limitation on Awards. Notwithstanding any other provision in this Plan to the contrary, the following limitations on Awards will apply:

               (a) The Company's Chief Executive Officer, if eligible to receive an Award under the Plan, will not receive an Award under the Plan for any one fiscal year in excess of Seven Hundred Thousand Dollars ($700,000). Any other Key Executive, if eligible to receive an Award under the Plan, will not receive an Award under the Plan for any one fiscal year in excess of Three Hundred Thousand Dollars ($300,000).

               (b) Notwithstanding the limitations in Section 4.6(a) above, Awards will be further limited as follows:

                    (i) The aggregate dollar amount of all Award payments under the Plan to the Company's Chief Executive Officer and all other Key Executives for 2002 will not exceed seven and one half percent (7-1/2%) of the Company's consolidated EBIT for the 2002 fiscal year (before the cumulative effect of an accounting change for 2002, net of tax benefit, relating to goodwill). In the event Award payments for 2002 would exceed seven and one half percent (7-1/2%) of the Company's 2002 consolidated EBIT (before the cumulative effect of an accounting change for 2002, net of tax benefit, relating to goodwill), the dollar amount of each Award will be reduced based on the ratio that the total dollar amount of each Key Executive's Award for the year bears to the total dollar amount of all Key Executives' Awards for such year.

                    (ii) The aggregate dollar amount of all Award payments under the Plan to the Company's Chief Executive Officer and all other Key Executives for any fiscal year beginning on or after January 1, 2003 will not exceed five percent (5%) of the Company's consolidated EBIT for the fiscal year prior to the year in which the Award payments are scheduled to be made. In the event Award payments for any year would exceed five percent (5%) of the Company's consolidated EBIT, the dollar amount of each Award will be reduced based on the ratio that the total dollar amount of each Key Executive's Award for the year bears to the total dollar amount of all Key Executives' Awards for such year.

               (c) Subject to the limitations in Sections 4.6(a) and (b) above, if the Company's consolidated EBIT for a fiscal year does not exceed the greater of the prior fiscal year's EBIT or ninety percent (90%) of the Financial Plan EBIT for such fiscal year, then Awards to Key Executives of a Subsidiary for such fiscal year will be limited to seventy-five percent (75%) of each Key Executive's earned Award for such fiscal year.

         4.7. Deferred Payment of Cash Awards. Subject to the limitations contained in Sections 4.9 and 4.10, a Key Executive who is also covered by a SERP may elect that all or any part of the cash component of any Award grant payment to which he is entitled under the Plan be deferred under the SERP. All deferrals of the cash component of Awards will be governed by and subject to all of the applicable provisions of the applicable SERP. To the extent any provision of the Plan conflicts with any provision of the SERP, the applicable provisions of the SERP will control. In order for cash Awards to be deferred under a SERP, the Key Executive must execute and deliver (i) an agreement which contains such terms and conditions as the committee responsible for administering the applicable SERP prescribes; and (ii) such documents, certificates and other writings as may be required by the Committee or the committee which administers such SERP.

         4.8. Payment on Termination of Employment. If a Key Executive terminates employment before the last day of a calendar year, he will not be entitled to any Award under the Plan for such year unless one (1) or more of the following circumstances apply:

               (a)  The Key Executive dies while actively employed.

               (b) The Key Executive's termination is due to Permanent and Total Disability.

               (c) The Key Executive's employment is terminated by the Company or Subsidiary for reasons other than For Cause.

               (d) The Key Executive retires on or after attaining age sixty-five (65).

               (e) Within thirty (30) days after his termination of employment, the Key Executive commences or recommences employment with the Company or a Subsidiary.

         If the Key Executive's termination of employment is due to one or more of the circumstances described in subsections (a) through (d), or if subsection
(e) is applicable, he will be entitled to a pro rata portion of the Award, as described in Section 4.3, to which he would otherwise be entitled for the calendar year. The Award shall be calculated based on the ratio that the number of days during the calendar year in which he was actually employed bears to three hundred sixty-five (365).

         4.9. Payment on Termination of Plan. Notwithstanding any other provision of the Plan, if the Plan is terminated effective as of a date other than last day of a calendar year, all Key Executives will be entitled only to a pro rata portion of the cash component of any Award, as described in Section 4.3, for the calendar year in which the termination of the Plan occurs. The Award will be calculated based, in the case of each Key Executive, on the ratio that the number of days during the calendar year in which the Plan was in existence bears to the three hundred sixty-five (365).

                                    ARTICLE V
                                    ---------

                                  Miscellaneous
                                  -------------

         5.1. Amendment or Termination. The Board or the Committee may, at any time, without the approval of the stockholders of the Company (except as otherwise required by applicable law, rule or regulations, including, without limitation, the applicable provisions of Code Section 162(m), or listing requirements of any National Securities Exchange on which are listed any of the Company's equity securities including, without limitation, any shareholder approval requirement of Rule 16b-3 or any successor safe harbor rule promulgated under the Exchange Act), alter, amend, modify, suspend or terminate the Plan, but may not, without the consent of a Key Executive to whom an Award has been made, make any alteration which would adversely affect an Award previously granted under the Plan.

         5.2. Conflict with Employment Agreement. To the extent any provision of the Plan conflicts with any provision of a written employment or other agreement between a Key Executive and the Company or any Subsidiary, the provisions of the employment agreement will control.

         5.3. Employment Rights. The Plan does not constitute a contract of employment and participation in the Plan will not give a Key Executive the right to be rehired or retained in the employ of the Company or any Subsidiary, nor will participation in the Plan give any Key Executive any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

         5.4. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made or presented by the proper party or parties.

         5.5. Gender and Number. Where the context admits, words in the masculine gender will include the feminine gender, the plural will include the singular and the singular will include the plural.

         5.6. Action by the Board or Committee. Any action required of or permitted by the Board or Committee under this Plan will be by resolution of the Board or by a person or persons authorized by resolution of the Board or Committee.

         5.7. Controlling Laws. Except to the extent superseded by laws of the United States, the laws of Indiana will be controlling in all matters relating to the Plan.

         5.8. n the event any provision of the Plan is held to be illegal or invalid for any reason, such illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and endorsed as if such illegal or invalid provision had never been contained in the Plan.

         5.10. Code Section 162(m) Requirements and Bifurcation of Plan. It is the intent of the Company that the Plan and Awards satisfy and be interpreted in a manner that, in the case of Participants who are individuals who are "covered employees" as described in Code Section 162(m), satisfy any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan which is inconsistent with this intent to satisfy the standards in Code Section 162(m) will be disregarded. Notwithstanding anything to the contrary in the Plan or any Award agreement, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that provisions of the Plan or Award specified by the Committee which are intended or necessary to satisfy the applicable requirements of Code Section 162(m) are only applicable to persons whose compensation is subject to Code Section 162(m).

         5.11. Effect of Headings. The descriptive headings of the Articles and Sections of the Plan are inserted for convenience of reference and identification only and do not constitute a part of the Plan for purposes of interpretation.

         5.12. Nontransferability. No Award payment will be transferable, except by the Key Executive's will or the applicable laws of descent and distribution. During the Key Executive's lifetime, his Award will be payable only to the Key Executive or his guardian or attorney-in-fact. The payment and any rights and privileges pertaining thereto may not be transferred, assigned, pledged or hypothecated by him in any way, whether by operation of law or otherwise and will not be subject to execution, attachment or similar process.

         5.13. No Liability. No member of the Board or the Committee or any officer or Key Executive of the Company or Subsidiary will be personally liable for any action, omission or determination made in good faith in connection with the Plan. The Company will indemnify and hold harmless the members of the Committee, the Board and the officers and Key Executives of the Company and its Subsidiaries, and each of them, from and against any and all loss which results from liability to which any of them may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in connection with the administration of the Plan, including all expenses reasonably incurred in their defense, in case the Company fails to provide such defense. By participating in the Plan, each Key Executive agrees to release and hold harmless each of the Company, the Subsidiaries (and their respective directors, officers and employees), the Board and the Committee, from and against any tax or other liability, including without limitation, interest and penalties, incurred by the Key Executive in connection with his participation in the Plan.

         5.13. Funding. All amounts payable under the Plan will be paid by the Company from its general assets. The Company is not required to segregate on its books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under the Plan. The Company may, however, in its sole discretion, set funds aside in investments to meet its anticipated obligations under the Plan. Any such action or set-aside amount may not be deemed to create a trust of any kind between the Company and any Key Executive or beneficiary or to constitute the funding of any Plan benefits. Consequently, any person entitled to a payment under the Plan will have no rights against the assets of the Company greater than the rights of any other unsecured creditor of the Company.


                                      * * *

                                   APPENDIX B

                              CHROMCRAFT REVINGTON
                       LONG TERM EXECUTIVE INCENTIVE PLAN

               (As Amended and Restated Effective January 1, 2002)


                                    ARTICLE I
                                    ---------

                                  Introduction
                                  ------------

         1.1. Objective. The Chromcraft Revington Long Term Executive Incentive Plan is designed to focus the efforts of the Key Executives of the Company and its Subsidiaries on continued, long term improvement in the profitability of the Company and its Subsidiaries with the objective of providing an adequate return to shareholders on their investment in the Company. The Plan provides for the award and payment of performance-based long term incentive compensation, within the meaning of Code Section 162(m), in the form of current cash compensation and options to acquire shares of the Company's common voting stock. This constitutes an amendment and restatement of the Plan and is effective with respect to Awards granted on account of Performance Periods ended after December 31, 2001.

         1.2. Administration of the Plan. The Plan will be administered by the Committee. The Committee will, subject to the limitations contained in the Plan and compliance with Code Section 162(m), have the discretion to determine the Performance Factors and Award Rates and to establish the Performance Standards under the Plan. The Committee will also (i) adopt such rules and regulations as are appropriate for the proper administration of the Plan, and (ii) make such determinations and take such actions in connection with the Plan as it deems necessary, provided that the Committee may take action only upon the vote of a majority of its members.

         The Committee may also, in its sole discretion, subject to the limitations contained in the Plan and compliance with Code Section 162(m), make such adjustments to Awards, Award Rates, and Performance Standards or Factors and such other terms and conditions of the Plan that the Committee determines to be necessary and reasonable.

         While the Committee may appoint individuals to act on its behalf in the administration of the Plan, it will have the sole, final and conclusive authority to administer, construe and interpret the Plan. The Committee's determinations and interpretations will be final and binding on all persons, including the Company, its shareholders and persons having any interest in Awards. Any notice or document required to be given to or filed with the Committee will be properly given or filed if delivered or mailed, by certified mail, postage prepaid, to the Committee at 1100 N. Washington Street, Delphi, Indiana, 46923-0238.

                                   ARTICLE II
                                   ----------

                                   Definitions
                                   -----------

         Whenever the initial letter of the following words or phrases is capitalized in the Plan, including any Supplements, they will have the respective meanings set forth below unless otherwise defined herein:

         2.1. "Award" means the cash compensation component and the stock option component paid and granted, respectively, to a Key Executive pursuant to the Plan.

         2.2. "Award Rates" means the amount of cash and the estimated value of stock options (prior to any adjustments which may be made by the Committee under Section 4.8(e)), expressed as a percentage which ranges from zero percent (0.0%) to one hundred fifty percent (150%) of Base Salary for a calendar year, as determined by the Committee, applicable to a Key Executive for the Performance Period which ends with such calendar year.

         2.3. "Base Salary" means the regular base salary actually paid by the Company or a Subsidiary to an employee while such employee is a Key Executive during a specified period, exclusive of additional forms of compensation such as bonuses, payments under the Plan, other incentive payments, automobile allowances, tax gross ups and other fringe benefits. Base Salary will include salary deferral contributions made pursuant to Code Sections 401(k) and 125 and salary deferral contributions made to a SERP.

         2.4.     "Board" means the Board of Directors of the Company.

         2.5. A "Change in Control of the Company" means a transaction or series of related transactions pursuant to which (i) a majority of the outstanding shares of common stock of the Company, on a fully diluted basis, are owned by any Person or group of Persons who, as of March 15, 2002, own (together with their affiliates) an aggregate of less than fifty percent (50%) of the outstanding shares of common stock of the Company on a fully diluted basis; (ii) the Company consolidates with, merges into or with or effects any plan of share exchange with any unaffiliated or unrelated entity and, after giving effect to such consolidation, merger or share exchange, a majority of the outstanding shares of common stock of the Company, on a fully diluted basis, are owned by any Person or group of Persons who, as of March 15, 2002, own (together with their affiliates) an aggregate of less than fifty percent (50%) of the outstanding shares of comially all of its assets; or (iv) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution.

         For purposes of the definition of "Change in Control of the Company,"
(i) a Person or group of Persons will not include the ESOP, or any other employee benefit plan, subsidiary or affiliate of the Company, and (ii) the outstanding shares of common stock of the Company, on a fully diluted basis, include all shares owned by the ESOP, whether allocated or unallocated to the accounts of participants thereunder.

         2.6. "Code" means the Internal Revenue Code of 1986, as amended.

         2.7. "Company" means, unless otherwise stated, Chromcraft Revington, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor (by merger, consolidation, purchase or otherwise) to such corporation which assumes the obligations of such corporation under the Plan and the Subsidiaries of the Company.

         2.8. "Committee" means the Compensation Committee of the Board.

         2.9. "EBIT" means the earnings before net interest charges and taxes of the Company (on a consolidated basis) or Subsidiary (on an individual basis), as may be applicable, for a specified period as reflected on the Company's or Subsidiary's financial statements for such period.

         2.10. "Effective Date" means January 1, 1998, which is the original effective date of the Plan.

         2.11. "ESOP" means the Chromcraft Revington Employee Stock Ownership Plan and its related Trust.

         2.12. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.13. "Financial Plan" means that portion of the financial plans of the Company and each of its Subsidiaries which relates to a specified period, as presented to and approved by the Board prior to the year to which the financial plan first relates. It is noted that the Company's Financial Plan is presented, and will be used under the Plan, on a consolidated basis which takes into account the Financial Plans of the Subsidiaries; and, the Financial Plan for each Subsidiary is presented, and will be used under the Plan, solely with respect to such Subsidiary.

         2.14. "For Cause" means "cause" as defined in the Key Executive's employment agreement. If the Key Executive does not have an employment agreement, "For Cause" means: (i) any insubordination to, or disobedience of the directions of the Board of Directors or, in the case of a Key Executive who is not the Chief Executive Officer of the Company, any insubordination to, or disobedience of the directions the Chief Executive Officer of the Company; (ii) any conviction of, or the entering of any plea of guilty or nolo contendere by, the Key Executive for any felony; (iii) any act of the Key Executive of dishonesty, fraud, theft, misappropriation or embezzlement up) any medical diagnosis of the Key Executive of alcoholism or unlawful drug, chemical or substance abuse or addiction to the extent that such alcoholism, abuse or addiction adversely affects the ability of the Key Executive to perform his duties and responsibilities hereunder or adversely affects the Company or its business, operations or affairs, with the Key Executive hereby agreeing to make himself promptly available to a medical doctor selected by and paid for by the Company for such diagnosis and consenting to provide the results of such diagnosis to the Company promptly; or (vi) any material noncompliance by the Key Executive with any employee handbooks, rules, policies or procedures of the Company in effect from time to time.

         2.15. "Key Executive" means those executive employees of the Company and Subsidiaries who are designated by the Committee as Key Executives.

         2.16. "Option Plan" means the Chromcraft Revington, Inc. 1992 Stock Option Plan, as amended and restated.

         2.17. "Peer Group" means the Company and the corporations in the furniture industry determined by the Committee from time to time to constitute the members of the Peer Group.

         2.18. "Performance Factors" means the financial performance factors with respect to the Company and the Subsidiaries as determined by the Committee for each Performance Period.

         2.19. "Performance Period" means the following periods:

               (a)  The 2002 Performance Period will be the 2002 calendar year;

               (b) The 2003 Performance Period will be the twenty-four (24) consecutive month period ending December 31, 2003; and

               (c) The 2004 Performance Period and all subsequent Performance Periods will be, respectively, the thirty-six (36) consecutive month period ending December 31, 2004 and each thirty-six (36) consecutive month period ending on each December 31 thereafter.

         2.20. "Performance Standard(s)" means the threshold, target and maximum financial performance levels with respect to the Company and the Subsidiaries as determined by the Committee for each Performance Period.

         2.21. "Permanent and Total Disability" means any disability that would qualify as permanent and total disability under the long term disability plan sponsored by the Company.

         2.22. "Person" means any natural person, proprietorship, partnership, corporation, limited liability company, organization, firm, business, joint venture, association, trust or other entity and any government agency, body or authority.

         2.23. "Plan" means the long term executive incentive plan contained in this instrument and any subsequent amendment to this instrument, which may be adopted by the Board or Committee as provided in Section 5.1, known as the Chromcraft Revington Long Term Executive Incentive Plan.

         2.24. "ROE" means return on equity, calculated by taking a corporation's net earnings for a twelve month period divided by the average of beginning and ending shareholders equity as reflected on the financial statements of the corporation for such period. For a Performance Period, ROE is the average of the fiscal year ROE percentages during the applicable period.

         2.25. "Sales" means the net sales of the Company or Subsidiary, as may be applicable, for a specified period as reflected on the Company's or Subsidiary's financial statements for such period.

         2.26. "SERP" means any nonqualified deferred compensation plan sponsored by the Company or a Subsidiary that permits eligible employees to make salary deferral contributions thereto.

         2.27. "Subsidiary" or "Subsidiaries" mean Chromcraft Corporation ("Chromcraft"), Peters- Revington Corporation ("Peters-Revington"), Cochrane Furniture Company, Inc. ("Cochrane"), Silver Furniture Co., Inc. ("Silver"), Korn Industries, Incorporated ("Korn") and such other subsidiary corporations of the Company which are designated by the Board or Committee.

                                   ARTICLE III
                                   -----------

                          Eligibility and Participation
                          -----------------------------

         Participation in the Plan is limited to Key Executives. Committee members are not eligible to receive grants of Awards while serving as Committee members. A Key Executive will become covered by the Plan effective as of the later to occur of the following dates:

        (a)  The Effective Date; or

        (b) The date on which an employee of the Company or Subsidiary is designated by the Committee as a Key Executive.

         A Key Executive who becomes covered by the Plan after the commencement of a Performance Period but who would otherwise be entitled to the grant of an Award for such Performance Period will be entitled, subject to the other provisions of the Plan, to the grant of a pro rata portion of any Award based on the ratio that the number of calendar days in the Performance Period he was actively employed as a Key Executive bears to the number of days in the Performance Period.


                                   ARTICLE IV
                                   ----------

                      Calculation of Potential Award Grants
                      -------------------------------------

         4.1. Components of Calculation of Potential Award Grants. For each Performance Period, the Committee will establish the following business criteria for calculating Award grants with respect to the Company and the Subsidiaries:

          (a)  Performance Factors for the Company and Subsidiaries.

          (b)  The relative weight accorded each Performance Factor.

          (c) The target, threshold and maximum Award Rates for each Key Executive expressed as a percentage of Base Salary for a specified period.

          (d) The Performance Standards which reflect the threshold, target and maximum levels of the Company's consolidated or Subsidiary's individual Performance Factors that must be satisfied for an Award payment to be made.

          (e) With respect to the stock option component, such other factors as the Committee may determine in its discretion.

         4.2. Communication of Award Opportunity Levels. Not later than April 15 of each Performance Period the Award Rates, Performance Factors (and their respective weightings), and Performance Standards of the Award will be communicated by the Committee in writing to Key Executives. Such communication will not constitute the grant of an Award. For all purposes of the Plan, the stock option component of Awards will be considered to be granted when (i) the Performance Standards applicable thereto have been satisfied, and (ii) the stock option agreement relating thereto has been executed and delivered.

         4.3. Form of Payment of Awards. Subject to the limitations contained in Sections 4.9 and 4.10, all Award grants will be made to eligible Key Executives in the following components:

          (a) Subject to the Key Executive's right to defer the receipt of the payment as provided in Section 4.7, fifty percent (50%) in a single lump sum in cash; and

          (b) Fifty percent (50%) in options to acquire shares of the Company's common voting stock, as provided in Section 4.8.

         Provided, however, the Committee may determine, in its sole discretion, to pay all or a portion of the Award grant provided for in subsection (b) in cash, subject to the Key Executive's right to defer the receipt of the payment as provided for in Section 4.7.

         4.4. Time of Payment of Awards. Subject to the Key Executive's right to defer the receipt of a cash Award grant as provided in Section 4.7, the cash to be paid and stock options to be granted with respect to an Award grant will be paid and granted, respectively, not later than ninety (90) days after the end of the Performance Period to which the Award grant relates.

         4.5. Withholding of Taxes. Each Key Executive will be solely responsible for, and the Company will withhold from any amounts payable under the Plan, all applicable federal, state, city and local income taxes and the Key Executive's share of applicable employment taxes.

         4.6. Limitation on Awards. Notwithstanding any other provision in this Plan to the contrary, the following limitations on Awards will apply:

          (a) The Company's Chief Executive Officer, if eligible to receive an Award under the Plan, will not receive an Award under the Plan for any Performance Period in excess of Seven Hundred Thousand Dollars ($700,000). Any other Key Executive, if eligible to receive an award under the Plan, will not receive an Award under the Plan for any Performance Period in excess of Three Hundred Thousand Dollars ($300,000).

          (b) Notwithstanding the limitations in Section 4.6(a) above, Awards will be further limited as follows:

               (i) The aggregate amount of all Award payments under the Plan to the Company's Chief Executive Officer and all other Key Executives for the 2002 Performance Period will not exceed seven and one-half percent (7- 1/2%) of the Company's consolidated EBIT for the 2002 fiscal year (before the cumulative effect of an accounting change for 2002, net of tax benefit, relating to goodwill). In the event Award payments for the 2002 Performance Period would exceed seven and one-half percent (7-1/2%) of the Company's 2002 consolidated EBIT (before the cumulative effect of an accounting change for 2002, net of tax benefit, relating to goodwill), the dollar amount of each Award will be reduced based on the ratio that the total dollar amount of each Key Executive's Award for the Performance Period bears to the total dollar amount of all Key Executives' Awards for such Performance Period.

               (ii) The aggregate amount of all Award payments under the Plan to the Company's Chief Executive Officer and all other Key Executives for the 2003 Performance Period and for any Performance Period thereafter will not exceed five percent (5%) of the Company's consolidated EBIT for the calendar year prior to the year in which the Award payments are scheduled to be made. In the event Award payments for the 2003 Performance Period and for any Performance Period thereafter would exceed five percent (5%) of the Company's consolidated EBIT, the dollar amount of each Award will be reduced based on the ratio that the total dollar amount of each Key Executive's Award for the Performance Period bears to the total dollar amount of all Key Executives' Awards for such Performance Period.

          (c) Subject to the limitations in Section 4.6(a) and (b) above, if the Company's consolidated EBIT is below the Performance Standard threshold level for the Performance Period, then Awards to Key Executives of a Subsidiary will be limited to seventy-five percent (75%) of each Key Executive's earned Award.

         4.7. Deferred Payment of Cash Award Grants. Subject to the limitations contained in Sections 4.9 and 4.10, a Key Executive who is also covered by a SERP may elect that all or any part of the cash component of any Award grant payment to which he is entitled under the Plan be deferred under the SERP. All deferrals of the cash component of Awards will be governed by and subject to all of the applicable provisions of the applicable SERP. To the extent any provision of the Plan conflicts with any provision of the SERP, the applicable provisions of the SERP will control. In order for cash Awards to be deferred under a SERP, the Key Executive must execute and deliver (i) an agreement which contains such terms and conditions as the committee responsible for administering the applicable SERP prescribes; and (ii) such documents, certificates and other writings as may be required by the Committee or the committee which administers such SERP.

         4.8. Payment of Awards in Form of Stock Options. Except as otherwise provided in this Section 4.8, all options which are the subject of Award grants will be granted under, governed by and subject to all of the provisions of the Option Plan as in effect from time to time and any successor thereto. Provided further, all Awards of stock options under the Plan will be made as follows and subject to the following additional terms and conditions:

          (a) In establishing the terms and conditions of the Awards of stock options, the Committee will have the same powers and discretion as are conferred on the committee responsible for administering the Option Plan by the Option Plan document.

          (b) Each year, after the total dollar amount of all Awards to be granted with respect to the Performance Period just ended has been calculated, the Company will calculate the number of options to be granted under Section 4.3 utilizing such factors as the Committee determines in its discretion.

          (c) All options which are the subject of Awards will be designated by the committee which administers the Option Plan as either incentive stock options ("ISOs") within the meaning of Code
               Section 422 or as options which do not qualify as ISOs.

          (d) In order for options which are the subject of Awards to be validly granted, such options must be awarded by the committee which administers the Option Plan and the Key Executive must execute and deliver (i) an agreement which contains such terms and conditions as the committee which administers the Option Plan prescribes and (ii) such documents, certificates and other writings as may be required by the Committee or the committee which administers the Option Plan.

          (e) Notwithstanding any provision of the Plan or the Option Plan to the contrary, the Committee may, in its sole discretion, at any time before the payment of the stock option component of an Award (even if the applicable Performance Standards have been satisfied, but the corresponding options have not been granted), make one or more adjustments to such option component, subject to compliance with Code Section 162(m). The Committee may make such adjustments to take into account changes in the financial performance of the Company or any Subsidiary, changes in the price at which the Company's common stock is traded or any other factors which occur after an Award opportunity is communicated and before such Award is granted. Such adjustments may include, without limitation, changes in the number, term, exercisability and exercise price of the stock options or withdrawal and cancellation of all or any portion of the options.

         4.9. Payment on Termination of Employment. If a Key Executive terminates employment before the last day of a Performance Period, he will not be entitled to any Award under the Plan for such Performance Period unless one
(1) or more of the following circumstances apply:

          (a)  The Key Executive dies while actively employed.

          (b) The Key Executive's termination is due to Permanent and Total Disability.

          (c) The Key Executive's employment is terminated by the Company or Subsidiary for reasons other than For Cause.

          (d)  The Key Executive retires on or after attaining age sixty-five
               (65).

          (e) Within thirty (30) days after his termination of employment, the Key Executive commences or recommences employment with the Company or a Subsidiary.

          (f) The Key Executive's employment is terminated for any reason except For Cause within one (1) year of a Change in Control of the Company.

         If the Key Executive's termination of employment is due to one or more of the circumstances described in subsections (a) through (d) or if subsection
(e) is applicable, he will be entitled only to a pro rata portion of the cash component of any Award, as described in Section 4.3(a), to which he would otherwise be entitled for the Performance Period. The Award grant shall be calculated based on the ratio that the number of days during the Performance Period in which he was actually employed bears to the total number of days in such Performance Period. Provided, further, if the Key Executive's termination of employment is on account of a Change in Control of the Company, as described in subsection (f), he will also be entitled to a pro rata portion of any Award grant, as described in Section 4.3(b), payable solely in cash and not converted to options under Section 4.8(b), based on the ratio specified in the preceding sentence.

         4.10. Payment on Termination of Plan. Notwithstanding any other provision of the Plan, if the Plan is terminated effective as of a date other than last day of a Performance Period, all Key Executives will be entitled only to a pro rata portion of the cash component of any Award grant, as described in
Section 4.3(a), for the Performance Period in which the termination of the Plan occurs. The Award grant will be calculated based, in the case of each Key Executive, on the ratio that the number of days during the Performance Period in which the Plan was in existence bears to the total number of days in such Performance Period.


                                    ARTICLE V
                                    ---------

                                  Miscellaneous
                                  -------------

         5.1. Amendment or Termination. The Board or the Committee may, at any time, without the approval of the stockholders of the Company (except as otherwise required by applicable law, rule or regulations, including, without limitation, the applicable provisions of Code Section 162(m), or listing requirements of any National Securities Exchange on which are listed any of the Company's equity securities including, without limitation, any shareholder approval requirement of Rule 16b-3 or any successor safe harbor rule promulgated under the Exchange Act), alter, amend, modify, suspend or terminate the Plan, but may not, without the consent of a Key Executive to whom an Award has been made, make any alteration which would adversely affect an Award previously granted under the Plan.

         5.2. Conflict with Employment Agreement. To the extent any provision of the Plan conflicts with any provision of a written employment or other agreement between a Key Executive and the Company or any Subsidiary, the provisions of the employment agreement will control.

         5.3. Employment Rights. The Plan does not constitute a contract of employment and participation in the Plan will not give a Key Executive the right to be rehired or retained in the employ of the Company or any Subsidiary, nor will participation in the Plan give any Key Executive any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

         5.4. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made or presented by the proper party or parties.

         5.5. Gender and Number. Where the context admits, words in the masculine gender will include the feminine gender, the plural will include the singular and the singular will include the plural.

         5.6. Action by the Board or Committee. Any action required of or permitted by the Board or Committee under the Plan will be by resolution of the Board or Committee or by a person or persons authorized by resolution of the Board or Committee.

         5.7. Controlling Laws. Except to the extent superseded by laws of the United States, the laws of Indiana, without regard to the choice of law principles thereof, will be controlling in all matters relating to the Plan.

         5.8. Mistake of Fact. Any mistake of fact or misstatement of fact will be corrected when it becomes known and proper adjustment made by reason thereof.

         5.9. Severability. In the event any provision of the Plan is held to be illegal or invalid for any reason, such illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and endorsed as if such illegal or invalid provision had never been contained in the Plan.

         5.10. Code Section 162(m) Requirements and Bifurcation of Plan. It is the intent of the Company that the Plan and Awards satisfy and be interpreted in a manner that, in the case of Participants who are individuals who are "covered employees" as described in Code Section 162(m), satisfy any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan which is inconsistent with this intent to satisfy the standards in Code Section 162(m) will be disregarded. Notwithstanding anything to the contrary in the Plan or any Award agreement, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or Award specified by the Committee which are intended or necessary to satisfy the applicable requirements of Code Section 162(m) are only applicable to persons whose compensation is subject to Code Section 162(m).

         5.11. Effect of Headings. The descriptive headings of the Articles and Sections of the Plan are inserted for convenience of reference and identification only and do not constitute a part of the Plan for purposes of interpretation.

         5.12. Nontransferability. No Award payment will be transferable, except by the Key Executive's will or the applicable laws of descent and distribution. During the Key Executive's lifetime, his Award grant will be payable only to the Key Executive or his guardian or attorney-in-fact. The payment and any rights and privileges pertaining thereto may not be transferred, assigned, pledged or hypothecated by him in any way, whether by operation of law or otherwise and will not be subject to execution, attachment or similar process.

         5.13. No Liability. No member of the Board or the Committee or any officer or Key Executive of the Company or Subsidiary will be personally liable for any action, omission or determination made in good faith in connection with the Plan. The Company will indemnify and hold harmless the members of the Committee, the Board and the officers and Key Executives of the Company and its Subsidiaries, and each of them, from and against any and all loss which results from liability to which any of them may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in connection with the administration of the Plan, including all expenses reasonably incurred in their defense, in case the Company fails to provide such defense. By participating in the Plan, each Key Executive agrees to release and hold harmless each of the Company, the Subsidiaries (and their respective directors, officers and employees), the Board and the Committee, from and against any tax or other liability, including without limitation, interest and penalties, incurred by the Key Executive in connection with his participation in the Plan.

         5.14. Funding. All amounts payable under the Plan will be paid by the Company from its general assets. The Company is not required to segregate on its books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under the Plan. The Company may, however, in its sole discretion, set funds aside in investments to meet its anticipated obligations under the Plan. Any such action or set-aside amount may not be deemed to create a trust of any kind between the Company and any Key Executive or beneficiary or to constitute the funding of any Plan benefits. Consequently, any person entitled to a payment under the Plan will have no rights against the assets of the Company greater than the rights of any other unsecured creditor of the Company.


                                     * * *

                                   APPENDIX C

                          DIRECTORS' STOCK OPTION PLAN
                                       OF
                           CHROMCRAFT REVINGTON, INC.


                                    SECTION 1
                                    ---------

                                  INTRODUCTION
                                  ------------

         1.1. Purpose of Plan. The Directors' Stock Option Plan of Chromcraft Revington, Inc. is designed to promote the interests of Chromcraft Revington, Inc. and its shareholders through the granting of Options to the members of the Company's Board of Directors, thereby encouraging their focus on the growth and profitability of the Company.

         1.2. Effective Date and Duration. The Effective Date of the Plan is January 1, 2002. Options may be granted hereunder for a period of ten (10) years commencing January 1, 2002. However, no Options may be exercised until the Plan has been approved by a majority of the shares of the Company represented at the shareholders' meeting at which approval of the Plan is considered. No Options will be granted after December 31, 2011. On that date, the Plan will expire, except as to outstanding Options, which Options will remain in effect until they have been exercised, terminated or have expired.


                                    SECTION 2
                                    ---------

                                   DEFINITIONS
                                   -----------

         For purposes of the Plan, the following words and phrases will have the following meanings unless a different meaning is plainly required by the context:

         2.1. "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific Section of the 1934 Act or regulation thereunder will include such section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such Section or regulation.

         2.2. "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships, limited liability companies, joint ventures and Subsidiaries) controlling, controlled by or under common control with the Company.

         2.3. "Award Agreement" means the written agreement which sets forth the terms and provisions applicable to each Option granted under the Plan.

         2.4. "Beneficiary" means the person or persons designated by a Director to receive the benefits under the Plan, if any, which become payable as a result of the Director's death.

         2.5. "Board" or "Board of Directors" means the Board of Directors of the Company serving at the time that the Plan is approved by the shareholders of the Company or thereafter.

         2.6. "Cashless Exercise" means, if there is a public market for the Shares, the payment of the Exercise Price of Options, (a) through a "same day sale" commitment from the Director and an NASD Dealer whereby the Director irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such stock to forward the Exercise Price directly to the Company, or (b) through a "margin" commitment from the Director and an NASD Dealer whereby the Director irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.

         2.7. "Change in Control" will have the meaning assigned to such term in
Section 9.3.

         2.8. "Committee" means the Compensation Committee of the Board, or such other committee appointed by the Board pursuant to Section 4.1 to administer the Plan, serving on the date that the Plan is approved by the shareholders of the Company or thereafter.

         2.9. "Company" means Chromcraft Revington, Inc., a Delaware corporation, and any successor thereto which assumes the obligations of such corporation under the Plan.

         2.10. "Director" means any individual who is a member of the Board of Directors and who is not an officer of the Company.

         2.11. "Disability" means an illness or physical or mental disability or incapacity of the Director to such an extent the Director cannot adequately perform his duties and responsibilities as a Director (as reasonably determined by the Board) for a period of at least ninety (90) consecutive days; provided, however, that any medical diagnosis of the Director of alcoholism or drug, chemical or substance abuse or addiction is not included in the definition of "Disability." A Disability will be evidenced by signed, written opinions of at least two (2) independent, qualified medical doctors selected by the Board and paid for by the Company. The Director hereby agrees to make himself promptly available for examination by such medical doctors and consents to provide the results of such examinations to the Company promptly.

         2.12. "Effective Date" means January 1, 2002.

         2.13. "Exercise Price" means the price at which a Share may be purchased by a Director pursuant to the exercise of an Option.

         2.14. "Fair Market Value" means, on any given date, the mean between the highest and lowest prices of actual sales of Shares on the principal national securities exchange on which the Shares are listed, or if not so listed, as reported on the New York Stock Exchange, on such date or, if the Shares were not traded on such date, on the last preceding day on which Shares were traded.

         2.15. "Grant Date" means, with respect to any Option granted under the Plan, the date on which the Option was granted by the Committee, regardless if the Award Agreement to which the Option relates is executed subsequent to such date.

         2.16. "NASD Dealer" means a broker-dealer who is a member of the National Association of Securities Dealers, Inc.

         2.17. "Option" or "Options" means a nonqualified stock option granted under the Plan.

         2.18. "Option Period" means the period during which an Option will be exercisable in accordance with the applicable Award Agreement.

         2.19. "Plan" means the Directors' Stock Option Plan of Chromcraft Revington, Inc. as set forth in this instrument and as amended from time to time.

         2.20. "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future rule or regulation amending, supplementing, or superseding such rule.

         2.21. "Section 16 Person" means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions which involve equity securities of the Company.

         2.22. "Shares" means the whole shares of issued and outstanding regular voting common stock, par value $.01 per share, of the Company, whether presently or hereafter issued and outstanding, and any other stock or securities resulting from adjustment thereof as provided in Section 5.5, or the stock of any successor to the Company which is so designated for the purposes of the Plan.

         2.23. "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A Subsidiary includes any Subsidiary of the Company as of the Effective Date and each corporation that becomes a Subsidiary of the Company after the Effective Date.


                                    SECTION 3
                                    ---------

                             ELIGIBILITY AND VESTING
                             -----------------------

         3.1. Eligibility. Only individuals who are Directors on a Grant Date are eligible to receive grants of Options.

         3.2. Vesting of Options. Each Option will, on the Grant Date, be fully vested and nonforfeitable.


                                    SECTION 4
                                    ---------

                                 ADMINISTRATION
                                 --------------

         4.1. The Committee. The Plan will be administered by the Committee. The decision or action of a majority of the actual number of members of the Committee will constitute the decision or action of the Committee. The Committee will consist of not less than three (3) Directors. The members of the Committee will be appointed from time to time by, and will serve at the pleasure of, the Board of Directors. It is intended that the Committee be comprised solely of Directors who are "non-employee directors" under Rule 16b-3. Failure of the Committee to be so comprised will not result in the cancellation, termination, expiration, or lapse of any Award.

         4.2. Authority of the Committee. Except as limited by law or by the Articles of Incorporation or By-Laws of the Company, and subject to the provisions of the Plan, the Committee will have full power and discretion to construe and interpret the Plan, all Award Agreements and any other agreements or instruments entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any outstanding Option and applicable Award Agreement to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee will make all other determinations which may be necessary or advisable for the administration of the Plan. Each Option will be evidenced by a written Award Agreement between the Company and the Director and will contain such terms and conditions established by the Committee consistent with the provisions of the Plan. Any notice or document required to be given to or filed with the Committee will be properly given or filed if hand delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to the Committee at 1100 North Washington Street, Delphi, Indiana 46923-0238.

         4.3. Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to grants to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under Rule 16b-3.

         4.4. Decisions Binding. All determinations and decisions made by the Committee, the Board and any delegate of the Committee pursuant to Section 4.3 will be final, conclusive and binding on all persons, including the Company and Directors. No such determinations will be subject to de novo review if challenged in court.

         4.5. Administrative Discretion. Notwithstanding any other provision of the Plan, unless set forth or otherwise contemplated herein, the Committee will have no authority to (i) grant Options; (ii) determine the option period; (iii) determine the time or times at which Options will be granted; (iv) determine the time or times when an Option becomes exercisable; or (v) determine other conditions and limitations applicable to the exercise of an Option.

         4.6. No Right to be Retained on Board. Neither the Plan nor any Award Agreement executed hereunder will give any Director the right to be retained, nominated or reelected as a Director.


                                    SECTION 5
                                    ---------

                           SHARES SUBJECT TO THE PLAN
                           --------------------------

         5.1. Number of Shares. Subject to adjustment as provided in Section 5.5, the maximum number of Shares cumulatively available for issuance under the Plan will not exceed Seventy-Five Thousand (75,000) Shares less the total number of Shares previously issued under the Plan. Shares issued under the Plan may be either authorized but unissued Shares, treasury Shares or reacquired Shares (including Shares purchased in the open market), or any combination thereof, as the Committee may from time to time determine in its sole discretion.

         Shares covered by an Option that remain unpurchased or undistributed upon termination or expiration of any such Option may be made the subject of further Options to the same or other Directors.

If the exercise price of any Option is satisfied by tendering Shares (by either actual delivery or attestation), only the number of Shares actually issued, net of the Shares tendered, will be deemed issued for purposes of determining the number of Shares available for grants under the Plan.

         5.2. Release of Shares. Subject to the limitations set forth in the Plan, the Committee will have full authority to include (without limitation) as available for distribution any Shares that have ceased to be subject to an Option; any Shares under an Option that otherwise terminates without the issuance of Shares being made to a Director; any Shares that are received by the Company in connection with the exercise of an Option, including the satisfaction of any tax liability or tax withholding obligation; or any Shares repurchased by the Company in the open market or otherwise, having an aggregate repurchase price no greater than the amount of cash proceeds received by the Company from the exercise of Options granted under the Plan. Any Shares that are available immediately prior to the termination of the Plan, or any Shares returned to the Company for any reason subsequent to the termination of the Plan, may be transferred to a successor plan.

         5.3. Restrictions on Shares. Shares issued upon exercise of an Option will be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its sole discretion may determine or provide in the Award Agreement. The Company will not be required to issue or deliver any certificates for Shares, cash or other property prior to
(a) the listing of such Shares on any stock exchange (or other public market) on which the Shares may then be listed (or regularly traded), and (b) the completion of any registration or qualification of such shares under federal, state, local or other law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable. The Company may cause any certificate for any Shares to be delivered hereunder to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in the Plan or as the Committee may otherwise require. Directors, or any other persons entitled to benefits under the Plan, must furnish to the Committee such documents, evidence, data or other information as the Committee considers necessary or desirable for the purpose of administering the Plan. The benefits under the Plan for each Director, and each other person who is entitled to benefits hereunder, are to be provided on the condition that he furnish full, true and complete data, evidence or other information, and that he will promptly sign any document reasonably related to the administration of the Plan requested by the Committee. No fractional Shares will be issued under the Plan; rather, fractional shares will be aggregated and then rounded to the next lower whole Share.

         5.4. Shareholder Rights. No person will have any rights of a shareholder (including, but not limited to, voting and dividend rights) as to Shares subject to an Option until, after proper exercise of the Option or other action as may be required by the Committee in its sole discretion, such Shares will have been recorded on the Company's official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Director. Upon exercise of the Option or any portion thereof, the Company will have a reasonable period in which to issue and transfer the Shares to the Director, and the Director will not be treated as a shareholder for any purpose whatsoever prior to such issuance and transfer. No payment or adjustment will be made for cash dividends or other rights for which the record date is prior to the date such Shares are recorded as issued and transferred in the Company' official shareholder records (or the records of its transfer agents or registrars), except as provided herein or in an Award Agreement.

         5.5. Changes in Stock.

         5.5.1. Substitution of Stock and Assumption of Plan. In the event of any change in the Shares by virtue of any stock dividends, stock splits, recapitalizations or reclassifications or in the event that other securities will be substituted for the Shares as the result of any merger, consolidation, share exchange or reorganization or any similar transaction which constitutes a Change in Control of the Company, the Committee will correspondingly adjust (a) the number, kind and class of Shares which may be delivered under the Plan; (b) the number, kind, class and price of Shares subject to outstanding Awards (except for mergers or other combinations in which the Company is the surviving entity); and (c) the numerical limits of Sections 5.1 and 6.1 all in such manner as the Committee in its sole discretion determines to be advisable or appropriate to prevent the dilution or diminution of such Options.

         5.5.2. Conversion of Shares. In the event of a Change in Control of the Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the "Successor"), the kind of shares of stock which will be subject to the Plan and to each outstanding Option will, automatically by virtue of such Change in Control, be converted into and replaced by securities of the Successor having full voting, dividend, distribution, preference, and liquidation rights, and the number of shares subject to an Option, the calculation of an Option's value, and the purchase price per share upon exercise of the Option will be correspondingly adjusted so that, by virtue of such Change in Control of the Company, each Director will have the right to purchase (a) that number of shares of stock of the Successor which have a Fair Market Value, as of the date of such Change in Control of the Company, equal to the Fair Market Value, as of the date of such Change in Control of the Company, of the Shares of the Company theretofore subject to each Option; and (b) for a purchase price per share which, when multiplied by the number of shares of stock of the Successor subject to each Option, will equal the aggregate exercise price at which the Director could have acquired all of the Shares of the Company previously optioned to the Director.


                                    SECTION 6
                                    ---------

                                  STOCK OPTIONS
                                  -------------

         6.1. Initial Option Grants. Effective as of the date on which the Company consummates the stock repurchase transaction with Court Square Capital Limited, each individual who is serving as a Director on that date will be granted an Option to purchase from the Company all or any part of an aggregate of Two Thousand Five Hundred (2,500) Shares.

         6.2. Subsequent Option Grants. For each year during the term of the Plan, effective on the day after the annual meeting of the Company's Shareholders and commencing with the 2002 Annual Meeting, each Director will receive an Option to purchase Two Thousand Five Hundred (2,500) Shares. Provided, further, each individual who is appointed or elected to serve as a Director for the first time and who is eligible under Section 3.1 will receive an Option to purchase Ten Thousand (10,000) Shares. Thereafter, such Director will be eligible to receive Options as specified in the first sentence of this
Section 6.2.

         6.3. Award Agreement. Each Option will be evidenced by an Award Agreement that will specify the Exercise Price, the number of Shares to which the Option pertains, the Option Period, any conditions to exercise of the Option and such other terms and conditions as the Committee, in its sole discretion, determines within the limitations prescribed by the Plan.

         6.4. Exercise Price. The Exercise Price for each Option will be not be less than one hundred percent (100%) of the Fair Market Value of the Shares to which the Option relates determined as of the Grant Date.

         6.5. Method of Exercise. Subject to the provisions of this Section 6 and the applicable Award Agreement, a Director may exercise an Option, in whole or in part, at any time during the Option Period by giving written notice to the Company of exercise on a form provided by the Committee (if available). Such notice will specify the number of Shares subject to the Option to be purchased and will be accompanied by payment in full of the total Exercise Price by cash or check or such other form of payment as the Company may accept. If permitted by the Committee or the applicable Award Agreement, payment in full or in part may also be made by:

          (a)  Delivering Shares already owned by the Director for more than six
               (6) months and having a total Fair Market Value on the date of such delivery equal to the total Exercise Price;

          (b)  The delivery of cash by a broker-dealer as a Cashless Exercise;

          (c) The certification of ownership of Shares owned by the Director to the satisfaction of the Committee for later delivery to the Company as specified by the Committee; or

          (d)  Any combination of the foregoing.

         No Shares will be issued until full payment therefor has been made. A Director will have all of the rights of a shareholder of the Company holding the class of Shares subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the Director has given written notice of exercise, has paid the total Exercise Price and such Shares have been recorded on the Company's official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Director.

         6.6. Restrictions on Share Transferability. In addition to the restrictions imposed by Section 9.5, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable or appropriate in its sole discretion, including, but not limited to, restrictions related to applicable Federal and state securities laws and the requirements of any national securities exchange or market on which Shares are then listed or regularly traded.

         6.7. Exercise of Options. All rights to exercise an Option will terminate ninety (90) days following the date on which the Director ceases to be a Director, unless the termination of his status is on account of (i) Disability, or (ii) death, but not later than the date the Option expires pursuant to its terms. In the case of Disability or death, the Option may be exercised within one (1) year from the date his status as a Director ceases due to Disability or death, but not later than the date the Option expires pursuant to its terms. Notwithstanding the preceding provisions of this Section 6.7, the Committee shall cancel all outstanding Options of a Director who is removed from the Board.

         6.8. Option Period. The option period for each Option will be ten (10) years from the Grant Date.

                                    SECTION 7
                                    ---------

                                    AMENDMENT
                                    ---------

         The Board may supplement, amend, alter or discontinue the Plan in its sole discretion at any time and from time to time, but no supplement, amendment, alteration or discontinuation will be made which would impair the rights of a Director under an Option that has been granted without the Director's consent, except that any supplement, amendment, alteration or discontinuation may be made to (a) avoid a material charge or expense to the Company or an Affiliate, (b) cause the Plan to comply with applicable law, or (c) permit the Company or an Affiliate to claim a tax deduction under applicable law. In addition, subject to the provisions of this Section 7, the Board of Directors, in its sole discretion at any time and from time to time, may supplement, amend, alter or discontinue the Plan without the approval of the Company's shareholders (a) to the extent such approval is not required by applicable law or the terms of a written agreement, and (b) so long as any such amendment or alteration does not (i) increase the number of Shares subject to the Plan (other than pursuant to Section 5.5), (ii) increase the maximum number of Options the Committee may award to an individual Director (other than pursuant to Section 5.5), (iii) decrease the Exercise Price (other than pursuant to Section 5.5), (iv) extend the term of the Plan or any Option Period, (v) change the restrictions on transferability of Options, (vi) change the manner of determining the Exercise Price, (vii) change the class of individuals eligible for Options, or (viii) withdraw administration of the Plan from the Committee or Board. The Committee may supplement, amend, alter or discontinue the terms of any Option theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as apply to the Board under the foregoing provisions of this Section 7, and further subject to any approval or limitations the Board may impose.


                                    SECTION 8
                                    ---------

                               LEGAL CONSTRUCTION
                               ------------------

         8.1. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also will include the feminine, the plural will include the singular, and the singular will include the plural.

         8.2. Severability. In the event any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had never been included herein.

         8.3. Requirements of Law. The grant of Options and the issuance of Shares hereunder will be subject to all applicable statutes, laws, rules and regulations and to such approvals and requirements as may be required from time to time by any governmental authorities or any securities exchange or market on which the Shares are then listed or traded.

         8.4. Governing Law. Except to the extent preempted by the Federal laws of the United States of America, the Plan and all Award Agreements will be construed in accordance with and governed by the laws of the State of Delaware without giving effect to any choice or conflict of law provisions, principles or rules (whether of the State of Delaware or any other jurisdiction) that would cause the application of any laws of any jurisdiction other than the State of Delaware.

         8.5. Headings. The descriptive headings and sections of the Plan are provided herein for convenience of reference only and will not serve as a basis for interpretation or construction of the Plan.

         8.6. Mistake of Fact. Any mistake of fact or misstatement of facts will be corrected when it becomes known by a proper adjustment to an Option or Award Agreement.

         8.7. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made or presented by the proper party or parties.


                                    SECTION 9
                                    ---------

                                  MISCELLANEOUS
                                  -------------

         9.1. No Company Obligation. Unless required by applicable law, the Company, an Affiliate or the Board of Directors, the Committee will not have any duty or obligation to affirmatively disclose material information to a record or beneficial holder of Shares or an Option, and such holder will have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon, or in connection with the receipt, exercise or distribution of an Option. In addition, the Company, an Affiliate, the Board of Directors, the Committee, and any attorneys, accountants, advisors or agents for any of the foregoing will not provide any advice, counsel or recommendation to any Director with respect to, without limitation, any Option, any exercise of an Option, or any tax consequences relating to an Option.

         9.2. Liability and Indemnification. No member of the Board, the Committee or any officer or employee of the Company or any Affiliate will be personally liable for any action, failure to act, decision or determination made in good faith in connection with the Plan. By participating in the Plan, each Director agrees to release and hold harmless the Company and its Affiliates (and their respective directors, officers and employees) and the Committee from and against any tax liability, including, but not limited to, interest and penalties, incurred by the Director in connection with his receipt of Options under the Plan and the payment and exercise thereof. Each person who is or has been a member of the Committee, or of the Board, will be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including, but not limited to, attorneys' fees) that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement; and (b) any and all amounts paid by him in settlement thereof, with the Company's prior written approval, or paid by him in satisfaction of any judgment in any such claim, action, suit or proceeding against him; provided, however, that he will give the Company an opportunity, at the Company's expense, to handle and defend such claim, action, suit or proceeding before he undertakes to handle and defend the same on his own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By- Laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

         9.3. Successors and Change in Control. All obligations of the Company under the Plan, with respect to Options granted hereunder, will be binding on any successor to the Company, whether or not the existence of such successor is the result of a Change in Control of the Company. The Company will not, and will not permit its Affiliates to, recommend, facilitate, or agree or consent to a transaction or series of transactions which would result in a Change in Control of the Company unless and until the person or persons or entity or entities acquiring control of the Company as a result of such Change in Control agree(s) to be bound by the terms of the Plan insofar as it pertains to Awards theretofore granted and agrees to assume and perform the obligations of the Company and its Successor (as defined in subsection 5.5.2) hereunder.

         For purposes of this Section 9.3, a "Change in Control" shall mean a transaction or series of related transactions pursuant to which (a) a majority of the outstanding shares of common stock of the Company, on a fully diluted basis, shall be owned by any person (as hereinafter defined) or group of persons who, as of March 15, 2002, own (together with their affiliates) an aggregate of less than fifty percent (50%) of the outstanding shares of common stock of the Company on a fully diluted basis; (b) the Company consolidates with, merges into or with or effects any plan of share exchange with any unaffiliated or unrelated entity and, after giving effect to such consolidation, merger or share exchange, a majority of the outstanding shares of common stock of the Company, on a fully diluted basis, shall be owned by any person or group of persons who, as of March 15, 2002, own (together with their affiliates) an aggregate of less than fifty percent (50%) of the outstanding shares of common stock of the Company on a fully diluted basis; (c) the Company disposes of all or substantially all of its assets; or (d) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution.

         For purposes of the definition of "Change in Control," (i) a person or group of persons shall not include the Chromcraft Revington, Inc. Employee Stock Ownership Plan Trust which forms a part of the Chromcraft Revington, Inc. Employee Stock Ownership Plan ("ESOP"), or any other employee benefit plan, subsidiary or Affiliate of the Company, and (ii) the outstanding shares of common stock of the Company, on a fully diluted basis, shall include all shares owned by the ESOP, whether allocated or unallocated to the accounts of participants thereunder.

         9.4. Beneficiary Designations. A Director may designate, on such forms as may be provided by the Committee for such purpose, a Beneficiary to whom any benefits hereunder will be paid in the event of the Director's death. Each such designation will revoke all prior designations by the Director and will be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any benefits remaining unpaid at the Director's death will be paid to the Director's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised Option may be exercised by the administrator or executor of the Director's estate.

         9.5. Nontransferability of Awards. Except as provided in Sections 9.5.1 and 9.5.2, no Option can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, other than by will or by the laws of descent and distribution. In addition, no Option will be subject to execution, attachment or similar process. Any attempted or purported transfer of an Option in contravention of the Plan or an Award Agreement will be null and void ab initio and of no force or effect whatsoever. All rights with respect to an Option will be exercisable during the Director's lifetime only by the Director.

          9.5.1. Limited Transfers of Options. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of Options by a Director to (a) the Director's spouse, any children or lineal descendants of the Director or the Director's spouse, or the spouse(s) of any such children or lineal descendants ("Immediate Family Members"), (b) a trust or trusts for the exclusive benefit of Immediate Family Members, or
     (c) a partnership or limited liability company in which the Director and/or the Immediate Family Members are the only equity owners, (collectively, "Eligible Transferees"); provided, however, that, in the event the Committee permits the transferability of Options granted to the Director, the Committee may subsequently, in its sole

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     discretion, amend, modify, revoke, or restrict, without the prior consent, authorization, or agreement of the Eligible Transferee, the ability of the Director to transfer Options that have not been already transferred to an Eligible Transferee. An Option that is transferred to an Immediate Family Member will not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member's will or by the laws of descent and distribution upon the death of such Immediate Family Member.

          9.5.2. Exercise by Eligible Transferees. In the event the Committee, in its sole discretion, permits the transfer of Options by a Director to an Eligible Transferee under Section 9.5.1, the Options transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's heirs and legatees under his will or his executor or administrator, as the case may be, only in the same manner, to the same extent, and under the same circumstances (including, but not limited to, the time period within which the Options must be exercised) as the Director could have exercised such Options. The Director, or in the event of his death, the Director's estate, will remain liable for all federal, state, local, and other taxes applicable upon the exercise of an Option by an Eligible Transferee.

         9.6. No Rights as Shareholder. No Director (or any Beneficiary) will have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Option (or the exercise thereof), unless and until certificates representing such Shares have been recorded on the Company's official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Director (or his Beneficiary).

         9.7. Funding. Shares to be distributed under the Plan will be issued directly by the Company from its authorized but unissued Shares or acquired by the Company on the open market or a combination thereof. Neither the Company nor any of its Affiliates will be required to segregate on its books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under the Plan. The Company or any of its Affiliates may, however, in its sole discretion, set funds aside in investments to meet any anticipated obligations under the Plan. Any such action or set-aside will not be deemed to create a trust of any kind between the Company or any of its Affiliates and any Director or other person entitled to benefits under the Plan or to constitute the funding of any Plan benefits. Consequently, any person entitled to a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company or its Affiliates.

         9.8. Use of Proceeds. The proceeds received by the Company from the sale of Shares pursuant to the Plan will be used for general corporate purposes.


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